SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934, as amended.

Filed by the registrant   [X]

Filed by a party other than the registrant  [  ]

Check the appropriate box:

Preliminary Proxy Statement [  ]

Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2) [  ]

Definitive Proxy Statement [X]

Definitive Additional Materials  [  ]

Soliciting Material Pursuant to §§ 240.14a-12  [  ]

1-800-FLOWERS.COM, Inc.
______________________________________________________________________________________________________________________
(Name of Registrant as Specified in Its Charter)

   _______________________________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[  ]    Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11 and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

1-800-FLOWERS.COM, INC.

One Old Country Road
Carle Place, New York  11514

Notice of Annual Meeting of Stockholders

December 12, 2011

       The Annual Meeting of Stockholders (the “Annual Meeting”) of 1-800-FLOWERS.COM, Inc. (the “Company”) will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the “Meeting Place”), on Monday, December 12, 2011 at 9:00 a.m. eastern standard time, or any adjournment thereof, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

(1)           To elect three Directors to serve until the 2014 Annual Meeting or until their respective successors shall have been duly elected and qualified;

(2)           To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending July 1, 2012;

(3)           To approve an amendment to the 2003 Long Term Incentive and Share Award Plan, as Amended and Restated on October 22, 2009, to increase the share reserve by 3,250,000 shares;

(4)           Advisory vote on executive compensation;

(5)           Advisory vote on the frequency of holding future advisory votes on executive compensation; and

(6)           To transact such other matters as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on October 13, 2011 will be entitled to notice of, and to vote at, the Annual Meeting.  A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

        All stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, your proxy vote is important.    To assure your representation at the Annual Meeting, you are urged to cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, over the Internet or by telephone as promptly as possible.  If you received a copy of the proxy materials by mail, you may sign, date and mail the proxy card in the envelope provided.  Any stockholder of record attending the Annual Meeting may vote in person, even if he or she has voted over the Internet, by telephone or returned a completed proxy card.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

By Order of the Board of Directors

/s/ Gerard M. Gallagher
                       Gerard M. Gallagher
                       Corporate Secretary
Carle Place, New York
October 31, 2011

YOUR VOTE IS EXTREMELY IMPORTANT.  YOU ARE URGED TO VOTE BY TELEPHONE OR INTERNET AS PROMPTLY AS POSSIBLE.  ALTERNATIVELY, IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN AND RETURN THE PROXY CARD BY MAIL.

1-800-FLOWERS.COM, INC.

PROXY STATEMENT

October 31, 2011

This Proxy Statement is furnished to stockholders of record of 1-800-FLOWERS.COM, Inc. (the “Company”) as of October 13, 2011 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the “Meeting Place”), on Monday, December 12, 2011 at 9:00 a.m. eastern standard time or any adjournment thereof.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to every stockholder, we are now furnishing proxy materials to our stockholders on the Internet.  If you received a Notice of Internet Availability of Proxy Materials by mail, you may not receive a printed copy of the proxy materials other than as described below.  Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy by telephone or over the Internet.  If you received a Notice of Internet Availability of Proxy Materials by mail and did not receive proxy materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

The Securities and Exchange Commission’s rules permit us to deliver a single Notice or set of Annual Meeting materials to one address shared by two or more of our stockholders.  This delivery method is referred to as “householding” and can result in significant cost savings.  To take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date.  We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or Annual Meeting materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered.  If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. at 1.800.542.1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Notices, proxy statements and annual reports for your household, please contact Broadridge at the above phone number or address.

Shares cannot be voted at the Annual Meeting unless the owner is present in person or by proxy.  All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting or any adjournment thereof in accordance with instructions thereon, or if no instructions are given, will be voted “FOR” the election of the named nominees as Directors of the Company, “FOR” the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm, for the fiscal year ending July 1, 2012, “FOR” the approval of an amendment to the 2003 Long Term Incentive and Share Award Plan, as Amended and Restated on October 22, 2009, to increase the share reserve by 3,250,000 shares, “FOR” the approval of the executive compensation and “THREE YEARS”  with respect to the frequency of future advisory votes on executive compensation; and will be voted in accordance with the discretion of the person appointed as proxy with respect to other matters which may properly come before the Annual Meeting.  Any person giving a proxy may revoke it by written notice to the Company at any time prior to the exercise of the proxy.  In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a stockholder who attends the Annual Meeting may withdraw his or her proxy and vote in person.  Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.  Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Annual Meeting, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

The Annual Report of the Company (which does not form a part of the proxy solicitation materials) is being made available on www.proxyvote.com concurrently herewith to stockholders.

The mailing address of the principal executive office of the Company is One Old Country Road, Suite 500, Carle Place, New York 11514.  It is anticipated that the Notice of Internet Availability of Proxy Materials is first being sent to stockholders on or about October 31, 2011.  The proxy statement and form of proxy relating to the 2011 Annual Meeting is first being made available to stockholders on or about October 31, 2011.
.

VOTING SECURITIES

The Company has two classes of voting securities issued and outstanding, its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), and its Class B common stock, par value $0.01 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), which generally vote together as a single class on all matters presented to the stockholders for their vote or approval.  At the Annual Meeting, each stockholder of record at the close of business on October 13, 2011 of Class A Common Stock will be entitled to one vote for each share of Class A Common Stock owned on that date as to each matter presented at the Annual Meeting and each stockholder of record at the close of business on October 13, 2011 of Class B Common Stock will be entitled to ten votes for each share of Class B Common Stock owned on that date as to each matter presented at the Annual Meeting.  On October 13, 2011, 27,471,639 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock were outstanding.  A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting, and for a period of ten days prior to the Annual Meeting, during regular business hours at the Meeting Place.

METHODS OF VOTING

Stockholders can vote in person at the Annual Meeting or by proxy.  There are three ways to vote by proxy:

• By Telephone -- You can vote by telephone by calling1.800.690.6903

• By Internet -- You can vote over the Internet atwww.proxyvote.com by following the instructions on the proxycard; or

• By Mail -- If you received your proxy materials by mail, you can voteby mail by signing, dating and mailing the enclosed proxy card.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on December 11, 2011.

PROPOSAL 1

ELECTION OF DIRECTORS

Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the Annual Meeting “FOR” the election of the nominees named below as Class III Directors of the Company to serve until the 2014 Annual Meeting or until their successors are duly elected and qualified.  If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees.  The Board of Directors does not currently anticipate that any of the nominees will be unable to be a candidate for election.

Pursuant to the Company’s Third Amended and Restated Certificate of Incorporation, the Board of Directors has been divided into three classes, denominated Class I, Class II and Class III, with members of each class holding office for staggered three-year terms or until their respective successors are duly elected and qualified.  The Board of Directors currently consists of eight members, three of whom are Class III Directors and each of whose term expires at the Annual Meeting.  Each of such Class III Directors is a nominee for election.     The nominees for Class III Directors are Messrs. James F. McCann, Christopher G. McCann and Larry Zarin.   The Class I Directors are Messrs. Lawrence Calcano, James Cannavino and Jeffrey C. Walker, whose terms expire at the 2012 Annual Meeting.  The Class II Directors are Messrs. John J. Conefry, Jr. and Leonard J. Elmore, whose terms expire at the 2013 Annual Meeting.  At each Annual Meeting, the successors to the Directors whose terms have expired are elected to serve from the time of their election and qualification until the third Annual Meeting following their election or until a successor has been duly elected and qualified.  The Company’s Third Amended and Restated Certificate of Incorporation authorizes the removal of Directors under certain circumstances.

The affirmative vote of a plurality of the Company’s outstanding common stock present in person or by proxy at the Annual Meeting is required to elect the nominees for Directors.

Information Regarding Nominees for Election as Directors (Class III Directors)

The following information with respect to the principal occupation or employment, other affiliations and business experience of each of the three nominees during the last five years has been furnished to the Company by such nominee.

James F. McCann, age 60, is the founder of the Company and has served as the Company’s Chairman of the Board and Chief Executive Officer since inception.  Mr. McCann has been in the floral industry since 1976 when he began a retail chain of flower shops in the New York metropolitan area.  Mr. McCann is a member of the Board of Directors of Willis Holdings Group and serves as a member of it's Compensation Committee.  James F. McCann is the brother of Christopher G. McCann, a Director and the President of the Company.

As the Company’s Chairman of the Board and Chief Executive Officer since inception Mr. J. McCann brings to the Board his deep understanding of the Company’s strategic business goals and extensive experience with both Company and industry-specific opportunities and challenges.  Mr. J. McCann’s current  and prior service on other public company boards of directors and their Compensation Committees provide the Board with valuable board-level experience.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Christopher G. McCann, age 50, has been the Company’s President since September 2000 and prior to that had served as the Company’s Senior Vice President and has been President of the Consumer Floral Brand since July, 2010.  Mr. McCann has been a Director of the Company since inception.  Mr. McCann is a member of the Board of Trustees of Marist College.  Mr. C. McCann was a member of the Board of Directors for Bluefly, Inc. from 2005 until 2008 and Neoware, Inc. from 1998 until 2007.  Christopher G. McCann is the brother of James F. McCann, the Company’s Chairman of the Board and Chief Executive Officer.

Due to Mr. C. McCann’s various positions within the Company over the course of 20+ years, he brings to the Board a unique insight into the day-to-day operations of the Company and its subsidiaries as well as its strategic vision.  In addition, his prior service on other public company boards of directors provide the Board with valuable board-level experience.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Larry Zarin, age 57, has been a director of the Company since March 2009.  Mr. Zarin is Senior Vice President and Chief Marketing Officer for Express Scripts, a Fortune 500 company whose goal is to make the use of prescription drugs safer and more affordable. He joined Express Scripts in 1996 as president of Express Scripts Vision, a subsidiary.   He remained with the subsidiary until the sale of the company in 1998, when he then joined the Express Scripts parent company.  During his tenure at Express Scripts, he has taken a leading role in the successful integration of the company’s numerous major acquisitions, including ValueRx, Diversified Pharmaceutical Services, NPA, CuraScript and Priority Healthcare.  Before joining Express Scripts Vision, Mr. Zarin headed a St. Louis consulting firm.  Mr. Zarin is also a Director of several not-for-profit organizations.

Mr. Zarin has extensive product and brand marketing and business leadership skills from his career at Express Scripts.  He also has experience overseeing and integrating merger and acquisition transactions at an executive level.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of the Class III directors.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF MESSRS. J. McCANN, C. McCANN AND ZARIN AS CLASS III DIRECTORS TO SERVE IN SUCH CAPACITY UNTIL THE 2014 ANNUAL MEETING.

INFORMATION REGARDING DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

The following information with respect to the principal occupation or employment, other affiliations and business experience during the last five years of each Director who is not a nominee for election at this Annual Meeting has been furnished to the Company by such Director.

Lawrence Calcano, age 48, has been a Director of the Company since December 2007.  Mr. Calcano is the Chairman and Chief Executive Officer of Bite Tech, Inc., a technology company devoted to improving human performance and optimal health through the creation of drug-free performance mouthwear, since January, 2010.  He was the founder and Chief Executive Officer of Calcano Capital Advisors, Inc., an advisory and investment firm focusing on the broad technology industry, established in June 2007 until January 2010. From 1990 to June 2007, Mr. Calcano was employed by Goldman, Sachs & Co, most recently serving as the co-head of the firm’s Global Technology Banking Group from 2002 until June 2007 and as the Co-COO of that group from 1997 to 2002.  Mr. Calcano was previously a Director of the Company from July 1999 to December 2003.

Mr. Calcano’s knowledge of the technology industry and investment and transactional experience across all of the sub-sectors of technology, including software, the internet, communications equipment, service and semiconductors, having worked on many transactions within all of these sectors provides the Board with valuable knowledge and insight in the areas of e-commerce and technology as well as operational experience gained in his executive level positions at Goldman, Sachs & Co.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

James Cannavino, age 67, has been a Director of the Company since June 2007.  Mr. Cannavino has been Chairman of the Board of Direct Insite since 2000 and was appointed Chief Executive Officer in December 2002.  Direct Insite is a global provider of financial supply chain automation across procure-to-pay and order-to cash business processes.  From September 1997 through April 2000, he was elected non-executive Chairman of Softworks, Inc. (a wholly owned subsidiary of Direct Insite, formerly Computer Concepts), which went public and was later sold to EMC.  Mr. Cannavino was also the Chief Executive Officer and Chairman of the Board of Directors of Cybersafe, Inc., a company specializing in network security.  Prior to Cybersafe, Mr. Cannavino was hired as President and Chief Operating Officer of Perot Systems Corporation.  In 1996 he was elected to serve as Chief Executive Officer through July 1997.  Mr. Cannavino presently serves on the Boards of the National Center for Missing and Exploited Children and The International Center for Missing and Exploited Children.  He is the immediate past chairman of the Board of Marist College in Poughkeepsie, New York and continues to serve on that board.

Prior to Perot Systems, Mr. Cannavino worked at IBM in a career that spanned thirty years beginning in 1963.  Mr. Cannavino’s numerous years of experience in executive level positions in the technology industry provides the Board with a wealth of valuable insight and knowledge regarding business strategy, operational and management experience in the technology industry.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

John J. Conefry, Jr., age 67, has been a Director of the Company since October 2002.  Mr. Conefry is Vice Chairman of the Board of Directors of Astoria Financial Corporation and its wholly-owned subsidiary, Astoria Federal Savings, since September 1998.  He formerly served as the Chairman of the Board and CEO of Long Island Bancorp and The Long Island Savings Bank from September 1993 until September 1998.  Prior thereto, Mr. Conefry was a Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc., where he served in various capacities, including Chief Financial Officer.  Mr. Conefry was a partner in the public accounting firm of Deloitte & Touche, LLP (formerly, Deloitte Haskins & Sells).  Mr. Conefry serves on the board of Wheel Chair Charities, Inc., among others.

As a result of Mr. Conefry’s professional experience, Vice Chairman position at Astoria and tenure on our Board of Directors, he provides the Board with financial expertise, experience in risk management and executive managerial experience.  Mr. Conefry qualifies as an audit committee financial expert and is financially sophisticated within the meaning of the NASDAQ Stock Market Rules.  We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Leonard J. Elmore, age 59, has been a Director of the Company since October 2002.  Mr. Elmore has been the Chief Executive Officer of iHoops, the official youth basketball initiative of the NCAA and NBA since May, 2010 and served as a Board Member from its inception in April, 2009 until May, 2010.  Prior to joining iHoops, he was a Partner with the law firm of Dreier LLP in its New York City headquarters from September 2008 until February 2009.  Prior to his employment with Dreier LLP in September, 2008, Mr. Elmore served as Senior Counsel with Dewey & LeBoeuf from October 2004 until March 2008. Prior thereto, Mr. Elmore served as the President of Test University, a leading provider of internet-delivered learning solutions for pre-college students, from 2001 to 2003.  Mr. Elmore has served on the Board of Directors of Lee Enterprises, Inc. since February, 2007 and is currently a member of their Audit Committee.  Mr. Elmore continues to fulfill his commitment to public service as a Trustee on the University of Maryland Board of Trustees, and a Commissioner on the John and James L. Knight Foundation’s Knight Commission on Intercollegiate Athletics.

Mr. Elmore’s career has spanned many different sectors from the diverse public service sectors to  law firm experience.  He provides the Board a wealth of business strategy, operational and management experience. We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Jeffrey C. Walker, age 56, has been a Director of the Company since February 1995.  Immediately prior to his retirement in December 2007, Mr. Walker served as the Chairman of CCMP Capital Advisors, LLC, a private equity firm, from August 2006.  Prior thereto and from 1988 he was the Managing Partner of JPMorgan Partners, the private equity group of J.P. Morgan Chase & Co. and a General Partner thereof from 1984.  He was also a vice chairman of J.P. Morgan Chase & Co.  Mr. Walker was the Chairman of Millennium Promise, a non-profit organization dedicated to ending extreme poverty, hunger and disease until September 2011.  He is currently an Executive in Residence at the Harvard Business School.  Mr. Walker is also a Director of several private companies.

Mr. Walker has extensive financial expertise, corporate governance and risk management experience.  He has extensive experience with the strategic and operational challenges of leading a company and a division of a global company.   We believe these experiences, qualifications, attributes and skills qualify him to serve as a member of our Board of Directors.

Board Leadership Structure

Mr. J. McCann serves as both our Chairman of the Board and our Chief Executive Officer.  The Board has no policy that requires the combination or separation of the roles of Chairman and Chief Executive Officer.  At this time, the Board believes that Mr. J. McCann is the director best suited to serve as Chairman of the Board.  As the founder of the Company, he is most familiar with the Company’s business and industry.  He is uniquely situated to identify strategic priorities and to lead the Board in discussions regarding strategy and business planning and operations.  The Board believes that Mr. J. McCann’s dual role allows for a unified leadership and direction for the Board and the Company’s executive management team.  In addition, his service on other public company boards of directors and their Compensation Committees provide the Board with valuable board-level experience. The Company does not currently have a lead independent director.

Board Oversight of Risk Management

The Board of Directors, as a whole and through its committees, oversees the Company’s risk management process, including operational, financial, legal, strategic, marketing and brand reputation risks.  The Audit Committee assists the Board in the oversight of the risk management process.  In addition, the Board is guided by management presentations at Board meetings and throughout the fiscal year that serve to provide visibility to the Board about the identification, evaluation and management of risks the Company is facing as well as how to mitigate such risks.

Information about the Board and its Committees

Each of our Directors, other than Messrs. James F. McCann and Christopher G. McCann, qualifies as an “independent director” as defined under the published listing requirements of the NASDAQ Stock Market.  The NASDAQ independence definition includes a series of objective tests.  For example, an independent director may not be employed by us and may not engage in certain types of business dealings with the Company.  In addition, as further required by NASDAQ rules, the Board has made a subjective determination as to each independent Director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.  In making these determinations, the Board reviewed and discussed information provided by the Directors and by the Company with regard to each Director’s business and personal activities as they may relate to the Company and the Company’s management.  In addition, as required by NASDAQ rules, the Board determined that the members of the Audit Committee each qualify as “independent” under special standards established by NASDAQ and the U.S. Securities and Exchange Commission (the “Commission”) for members of audit committees.  The Board does not have a formal policy with respect to diversity.  The Board and Nominating and Corporate Governance Committee believe that it is critical for the Directors  to have varying points of view, with a broad spectrum of experience, education, skills, backgrounds professional and life experience that when viewed as the collective group, provide an ample blend of perspectives to allow the Board to fulfill its duties to the long-term interests of the Company’s shareholders.

The table below provides current membership and meeting information for each of the Board committees for Fiscal 2011.

Current Membership:

Directors	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Secondary Compensation Committee
James F. McCann				X
Christopher G. McCann
Jeffrey C. Walker	X	X*
Lawrence Calcano	X		X
John J. Conefry, Jr.	X*		X
Leonard J. Elmore			X*
James Cannavino Larry Zarin		X X
Total Meetings in Fiscal 2011	5	1	1	3
___________________
*	Committee Chairperson

Audit Committee

The Audit Committee of the Board of Directors reports to the Board regarding the appointment of the Company’s independent registered public accountants, the scope and results of its annual audits, compliance with accounting and financial policies and management’s procedures and policies relative to the adequacy of internal accounting controls.  The Company’s Board of Directors adopted a written charter for the Audit Committee in January 2000, as amended in August 2003, which outlines the responsibilities of the Audit Committee.  A current copy of the charter of the Audit Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Each member of the Audit Committee is “financially literate” as required by NASDAQ rules.  The Audit Committee also includes at least one member, John J. Conefry, Jr., who was determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with commission rules and to meet the qualifications of “financial sophistication” in accordance with NASDAQ rules.  Stockholders should understand that these designations related to our Audit Committee members’ experience and understanding with respect to certain accounting and auditing matters and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of the Audit Committee or of the Board.

Compensation Committee

The Compensation Committee of the Board of Directors establishes the Company’s compensation philosophy and makes a final determination on all forms of compensation to be provided to the Company’s Section 16 Executive Officers (“Executive Officers”), including base salary and the provisions of the Sharing Success Program under which annual incentive compensation may be awarded.  In addition, the Compensation Committee administers the Company’s 2003 Long Term Incentive and Share Award Plan (“2003 Plan”) under which option grants, stock appreciation rights, restricted awards, performance awards and equity awards may be made to Directors, officers, employees of, and consultants to, the Company and its subsidiaries.  See “Named Executive Officer Compensation—Compensation Discussion and Analysis—Sharing Success Program and Long-Term Incentive Equity Awards.”  The Board of Directors has authorized a Secondary Committee of the Compensation Committee (the “Secondary Committee”), which consists of Mr. James F. McCann, to also review awards for all of the Company’s employees, other than its Executive Officers.  The Compensation Committee also makes recommendations to the Board of Directors regarding Director’s compensation.  The Company’s Board of Directors adopted a written charter for the Compensation Committee in June 2003, which outlines the responsibilities of the Compensation Committee.  All of the members of the Company’s compensation committee are independent directors and have never been employees of the Company.  A current copy of the charter of the Compensation Committee is available on our web site located at www.1800flowers.com under the Investor Relations section of the website.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for the oversight of the evaluation of the Board of Directors, including its size and composition; it reviews and reassesses the adequacy of corporate governance guidelines and practices and develops and recommends to the Board the Company’s corporate governance guidelines and practices; and identifies and evaluates individuals qualified to become Board members and recommends to the Board, Director nominees for election and re-election.  The Nominating and Corporate Governance Committee will consider recommendations for prospective nominees for the Board from other members of the Board, management and others, including Stockholders, and may employ third-party search firms.  The Company’s Board of Directors adopted a written charter for the Nominating and Corporate Governance Committee in June 2003, which outlines the responsibilities of the Committee.  A current copy of the charter of the Nominating and Corporate Governance Committee is available on our website located at www.1800flowers.com under the Investor Relations section of the website.

Compensation Committee Interlocks and Insider Participation

No interlocking relationships exist between the Board of Directors or the Compensation Committee and the Board of Directors or the compensation committee of any other company, nor has any such interlocking relationship existed in the past.  No member of the Compensation Committee was an officer or employee of the Company at any time during Fiscal 2011.

Communication with Board of Directors

The Nominating and Corporate Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company’s Annual Meeting of Stockholders and governance process, including recommendations of director candidates, and makes recommendations to the Board based on such communications.  Stockholders can send communications to the Board and to the non-management Directors by mail in care of the Corporate Secretary at One Old Country Road, Suite 500, Carle Place, NY 11514, Attention:  Gerard M. Gallagher, and should specify the intended recipient or recipients.  All such communications, other than unsolicited commercial solicitations or communications will be forwarded to the appropriate Director or Directors for review.  Any such unsolicited commercial solicitation or communication not forwarded to the appropriate Director or Directors will be available to any non-management Director who wishes to review it.

Attendance at Meetings

During Fiscal 2011, the Board of Directors held four meetings and acted by unanimous written consent on four occasions.  During Fiscal 2011, all incumbent Directors attended at least 75 % of the meetings of the Board of Directors and the meetings held by all committees of the Board of which they were a member. We expect Messrs. J. McCann and C. McCann, and no other directors, to attend the Annual Meeting; Messrs. J. McCann and C. McCann, and no other directors, attended last year’s Annual Meeting of the Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) requires our Executive Officers and Directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission.  Executive Officers, Directors, and greater than 10% stockholders are required by Commission regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

    Based on a review of the copies of such reports furnished to us, we believe that all Section 16(a) filing requirements applicable to our Executive Officers, Directors and greater than 10% stockholders have been satisfied, with the exception of the following inadvertent late filings. Each of our Section 16 officers filed a late Form 4 on October 28, 2011 relating to restricted shares of Common Stock which were subject to performance criteria that were determined to have been met on August 30, 2011 and were inadvertently not previously reported. The awards for NEOs were disclosed in our proxy. Such restricted shares were also subject to time vesting which were duly reported in previously filed Form 4s.  One-third of the shares vested on October 26, 2011, one-third vest on October 26, 2012 and one-third vest on October 26, 2013, except that certain shares owned by Mr. C. McCann vest ratably over an eight year period with one-eighth of such shares having vested on October 26, 2011.  Form 4s will also be filed for Messrs. J. McCann, C. McCann, Shea, Taiclet, Nance and Bozzo relating to shares of Common Stock which the Company is required to withhold on the vesting date at the then market value to pay the taxes for such shares of Common Stock that were inadvertently not previously reported. In addition, Mr. J. McCann failed to report on Form 5 (i) a gift on December 28, 2010 of an interest in a family limited partnership to a trust established for the benefit of his granddaughter representing 69,444 shares of Class B Common Stock, and (ii) a distribution on May 13, 2011 from a grantor retained annuity trust of 2,024,060 shares of Class B Common Stock to trusts established for the benefit of his children.

Compensation of Directors

In fiscal 2011, which ended on July 3, 2011, non-employee members of the Company's Board of Directors received the following compensation:

*
An annual retainer of $30,000 paid to Board Members on the date of the Annual Meeting.  The retainer for fiscal 2011 increased from $12,500 in fiscal 2010, coinciding with the elimination, effective with the 2010 Annual Meeting, of the per meeting fee described below.

*
A per meeting fee (Board or Committee) of $2,500 for personal attendance, and a per meeting fee (Board or Committee) of $1,000 for telephonic attendance, excluding Committee meetings held on the same day as a meeting of the full Board. The per meeting fee was eliminated effective on the date of the 2010 Annual Meeting, coinciding with the change in the annual retainer.

*
An annual retainer of $5,000 for each Board Committee Chairperson, except for the Audit Committee Chairperson who receives an annual retainer of $10,000.  These retainers are paid on the date of the Annual Meeting.

*
An annual restricted stock award of the Company's Class A Common Stock, granted on the date of the Annual Meeting, equal to the value of $20,000. The actual number of shares shall be determined by the closing price of the shares on the date of the Annual Meeting. These shares vest ratably over a three-year period, with one-third of the award vesting on each of the anniversary dates of the Annual Meeting subsequent to the grant date. Prior to the 2010 Annual Meeting, non-employee members received an annual award of 10,000 options, or, in lieu thereof, the equivalent number of restricted stock awards based upon a 4 to 1 ratio between options and restricted stock awards. Such options and shares, which were granted on the date of the Annual Meeting, vested immediately.

The following table includes information about compensation paid to our non-employee directors for the fiscal year ended July 3, 2011:

Director	Annual Cash Retainer ($)	Committee Meeting Fees ($)	Committee Chairman Fees ($)	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lawrence Calcano	30,000	5,000	0	35,000	20,000	0	0	0	0	55,000
James Cannavino	30,000	3,500	0	33,500	20,000	0	0	0	0	53,500
John J. Conefry, Jr.	30,000	6,500	10,000	46,500	20,000	0	0	0	0	66,500
Leonard J. Elmore	30,000	3,500	5,000	38,500	20,000	0	0	0	0	58,500
Jan L. Murley (4)	0	2,500	0	2,500	0	0	0	0	0	2,500
Jeffrey C. Walker Larry Zarin	30,000 30,000	7,500 3,500	5,000 0	42,500 33,500	20,000 20,000	0 0	0 0	0 0	0 0	62,500 53,500

(1)	Total Fees Earned or Paid in Cash combines the amounts in the three preceding columns.

(2)
Stock awards reflect the aggregate grant date fair value of restricted stock awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation." The aggregate grant date fair value for restricted stock awards is calculated by multiplying the number of restricted stock awards by the closing market price of the Common Stock on the date the restricted stock awards are credited to a director’s account. These award fair values have been determined based on the assumptions set forth in Note 12, "Stock Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2011. On the date of each Annual Meeting, each Independent Director shall receive shares of the Company's Class A Common Stock equal to a value of $20,000. The actual number of shares shall be determined by the closing price of the shares on the date of the Annual Meeting (the Grant Date). These shares vest ratably over a three-year period, with one-third of the award vesting on each of the anniversary dates of the Annual Meeting subsequent to the Grant Date.

(3)	No stock options were granted in fiscal 2011.

    As of July 3, 2011, each non-employee director of the Company held the following aggregate number of option awards and unvested stock awards:

	Unvested	Option
Name	Stock Awards (#)	Awards Outstanding (#)
Lawrence Calcano	9,662	40,000
James Cannavino	9,662	30,000
John J. Conefry, Jr.	9,662	55,000
Leonard J. Elmore	9,662	75,000
Jan L. Murley (4)	-	-
Jeffrey C. Walker	9,662	20,000
Larry Zarin	9,662	10,000

(4)	Ms. Murley’s term concluded at the 2010 Annual Meeting.

(5)
Compensation information on James F. McCann and Christopher G. McCann, who are Directors, as well as Executive Officers of the Company, is contained under the section titled “Executive Compensation and Other Information—Summary Compensation Table”

EXECUTIVE COMPENSATION AND OTHER INFORMATION

The following individuals were serving as Executive Officers of the Company on October 13, 2011:

Name	Age	Position with the Company
James F. McCann	60	Chairman of the Board and Chief Executive Officer
Christopher G. McCann	50	Director and President, 1-800-Flowers.com, Inc. and President, Consumer Floral Group
William E. Shea	52	Senior Vice President, Treasurer, Chief Financial Officer
Gerard M. Gallagher	58	General Counsel, Senior Vice President of Business Affairs, Corporate Secretary
Stephen J. Bozzo	56	Senior Vice President and Chief Information Officer
David Taiclet Mark L. Nance	48 61	President, Gourmet Food & Gift Baskets President, BloomNet

Information Concerning Executive Officers Who Are Not Directors

William E. Shea has been our Senior Vice President, Treasurer and Chief Financial Officer since September 2000.  Before holding his current position, Mr. Shea was our Vice President of Finance and Corporate Controller after joining us in April 1996.  From 1980 until joining us, Mr. Shea was a certified public accountant with Ernst & Young LLP.

Gerard M. Gallagher has been our General Counsel, Senior Vice President of Business Affairs and Corporate Secretary since August 1999 and has been providing legal services to the Company since its inception.  Mr. Gallagher is the founder and a managing partner in the law firm of Gallagher, Walker, Bianco and Plastaras, LLP based in Mineola, New York, specializing in corporate, litigation and intellectual property matters since 1993.  Mr. Gallagher is duly admitted to practice before the New York State Courts and the United States District Courts of both the Eastern District and Southern District of New York.

Stephen J. Bozzo has been our Senior Vice President, Chief Information Officer since May 2007.  Prior to joining the Company, Mr. Bozzo served as Chief Information Officer for the International Division of MetLife Insurance Company from 2001.  Mr. Bozzo’s business background includes senior executive positions at Bear Stearns Inc. as Managing Director Principle, AIG as Senior Vice President Telecommunications and Technical Services and Chase Manhattan Bank, where he was Senior Vice President Global Telecommunications.

David Taiclet has been our President of Gourmet Food & Gift Baskets since October 2008 and prior to that served as Chief Executive Officer of Fannie May Confections Brands, Inc. from May 2006, upon our acquisition of the Company.  Prior thereto and commencing in 1995, Mr. Taiclet was a co-Founder of a business that ultimately became known as Fannie May Confections Brands, Inc. (formerly Alpine Confections, Inc), a multi-branded and multi-channel retailer, manufacturer, and distributor of confectionery and specialty food products.  From May 1991 to January 1995, Mr. Taiclet served in a variety of management positions with Cargill, Inc., including in the Strategy and Business Development Group.  Cargill, Inc. is an international marketer, processor and distributor of food, financial and industrial products.  Mr. Taiclet also served four years of active duty in the U.S. Army, attaining the rank of Captain.

Mark L. Nance has been President of BloomNet since August 2006.  Before holding his current position, Mr. Nance was a Senior Vice President, Sales and Marketing for BloomNet after joining us in December 2004.  Before joining us, Mr. Nance was an Executive Vice President and General Manager with Teleflora, LLC from November 2000 until June 2004 and held various senior level positions at American Floral Services, Inc. from 1983 to 2000.

Compensation Discussion and Analysis

Compensation Philosophy and Objectives

This section discusses compensation to our Named Executive Officers, which consist of our Chief Executive Officer, our Chief Financial Officer and the three next most highly compensated Executive Officers of the Company, as determined under the rules of the Commission (collectively, the “NEO’s”).

The Compensation Committee believes that the compensation programs for its NEO’s, as well as all of its Executive Officers, should reflect the Company’s performance and the value created for the Company’s stockholders.  In addition, the compensation programs should support the short-term and long-term strategic goals and values of the Company and should reward individual loyalty to the Company and contribution to the Company’s success.  The Company is engaged in a very competitive industry, and the Company’s success depends upon its ability to attract and retain qualified Executive Officers through the competitive compensation packages it offers to such individuals.

The fundamental policy of the Compensation Committee is to provide the Company’s NEO’s, as well as its Executive Officers, with competitive compensation opportunities based upon their contribution to the development and financial success of the Company.  It is the Compensation Committee’s philosophy that a significant portion of each NEO’s and Executive Officer’s compensation should be contingent upon the Company’s financial performance.  The Company also acknowledges the importance of attracting and retaining talented, motivated and success-oriented Executive Officers who share our overall corporate philosophy and will enable our Company to achieve its short and long-term goals.  Accordingly, the compensation package for each NEO and Executive Officer is comprised of three elements:  (i) base salary; (ii) annual incentives and (iii) long-term incentive equity awards.

Guiding Principles:

•	Growth - To create an atmosphere that encourages superior growth and performance of the Company while also offering personal and professional growth.

•	Teamwork - To encourage executives to work together effectively and efficiently so that company goals can be fully realized.

•	Innovation - To encourage and reward creativity and innovation, including the development of new ideas and business opportunities for the Company.

•	Market competitiveness - To offer a strong, comprehensive compensation package that will enable the Company to attract and retain qualified executive talent.

Setting Executive Compensation

We compete for senior executive talent with many leading companies.  In order to stay competitive in the marketplace, a critical component of which is the recruitment and retention of executive talent, we annually review the market competitiveness of our Executive Officer compensation programs.  The Compensation Committee also reviews the Company’s recent historical compensation practices for its executives, and considers recommendations from the Chief Executive Officer and President regarding the compensation of their direct reports, who include the other NEO’s.

Elements of Compensation

The Compensation Committee believes that we can maximize the effectiveness of our compensation program by ensuring that all program elements are working in concert to motivate and reward performance.  The elements of our executive compensation program are detailed below, together with the principal factors which the Compensation Committee considers in reviewing the components of each Executive Officer’s compensation package.  In general, for each compensation element, these factors include:  the key role each Executive Officer performs for the Company; the benefit to the Company in assuring the retention of his or her services; the performance of the Company during the past fiscal year; the competitive market conditions for executive compensation; the executive’s prior year compensation; and the objective evaluation of the Executive Officer’s performance.  The Compensation Committee may also, however, in its discretion, apply other factors with respect to executive compensation.  We believe that our executive compensation program effectively strengthens the mutuality of interests between the Executive Officers and the Company’s stockholders, which results in greater Company performance.

Base Salary.  The Compensation Committee views base salary as the assured element of compensation that permits income predictability.  Subject to existing employment agreements, our objective is to set base salary levels at the competitive norm.  However, individual salaries may be above or below the competitive norm to reflect the strategic role, experience, proficiency and performance of the executive.  Incumbents who have been in their positions for a longer period of time, and whose performance is superior, may be paid above the competitive norm.  In addition, in the case of seasoned executives with strategic value who are newly hired into the Company, it may be necessary to pay above the competitive norm in order to attract the best candidates to the Company.

The minimum base salaries for Messrs. J. McCann and C. McCann are primarily prescribed in their employment agreements (see below for description of the employment agreements in the “Narrative Disclosure to Summary Compensation Table—Grants of Plan-Based Awards—Employment Agreements”).  Annual base salary increases for the NEO’s and other Executive Officers are determined on the basis of the employment agreements (for Messrs. J. McCann and C. McCann), as well as the following factors:  the performance of the executive versus job responsibilities; the relationship between current salary and the range for the executive’s level, ranges having been set in part based on the competitive norm in the industry; the average size of salary increase based upon the Company’s financial performance; and whether the responsibilities or criticality of the position of the incumbents have been changed during the preceding year.  The weight given to each of these factors may differ from individual to individual as the Compensation Committee deems appropriate.  Increases for Fiscal 2011 for Messrs. J. McCann, C. McCann, Shea, Gallagher and Taiclet were 0%, 2.3%, 2.8%, 2.3% and 11.8%, respectively.    Mr. Taiclet’s increase was in recognition of the performance of the Gourmet Food and Gift Basket segment in a challenging economic environment under Mr. Taiclet’s leadership.

Annual Incentive Award.  Annual incentive awards play a significant role in the Company’s overall compensation package for its Executive Officers.  The annual incentive award for the NEO’s is based upon the Company’s financial performance and, in the case of Messrs. C. McCann and Taiclet, also includes brand specific financial performance.  This balance supports the accomplishment of the Company’s overall financial objectives and rewards the individual contributions of our NEO’s.  Annual incentive programs for Executive Officers support the following company objectives:

•	Communication of important goals through performance targets that are aligned with business strategies.

•	Motivation for the entire management team to work together toward a common set of goals.

•	Reward executives on the basis of results achieved.

•	Deliver annual incentive opportunities and payments through a structured, performance driven, objective mechanism.

•	Deliver a competitive level of compensation that is fully competitive with industry practice.

NEO’s are eligible to receive annual incentive awards under the Company’s Sharing Success Program.

Sharing Success Program.  The Sharing Success Program is intended to cover management positions, including the NEO’s.  Each eligible plan participant is assigned a target award (expressed as a percentage of base salary) which represents the level of incentive award the participant can expect to earn in the event all performance measures are achieved at 100% during the ensuing fiscal year.  For each fiscal year, specific performance measures are established by the Compensation Committee that reflect the key strategic and business goals established by the business plan for that year.  EBITDA as used for purposes of the Sharing Success Program is defined as net income before interest, taxes, depreciation, amortization and stock based compensation expense on a pre-bonus basis (“Plan EBITDA”).  Modified Free Cash Flow as used for purposes of the Sharing Success Program is defined as Plan EBITDA adjusted for the change in inventory for the fiscal year (“Modified Free Cash Flow”).

For Fiscal 2011, in the case of Messrs. J. McCann and Gallagher, the achievement of Company-wide Plan EBITDA, was the performance measure selected for their annual incentive awards.  For Mr. Shea, performance measures were the achievement of Company-wide Plan EBITDA and Modified Free Cash Flow.  For Mr. C. McCann, performance measures were the aggregate of: (i) the achievement of brand-specific Plan EBITDA, (ii) brand-specific Modified Free Cash Flow, (iii) the achievement of Company-wide Plan EBITDA and (iv) the achievement of Company-wide Plan Modified Free Cash Flow.  For Mr. Taiclet, performance measures were the aggregate of: (i) the achievement of brand-specific Plan EBITDA, (ii) brand-specific Modified Free Cash Flow and (iii) the achievement of Company-wide Plan EBITDA.  In order for Messrs. C. McCann and Taiclet to receive an award related to Company-wide Plan EBITDA, 80% of the brand-specific performance measures must be achieved.

The following table presents the NEO’s targeted incentive award opportunity, as a percentage of their salary (“target award”), and the performance measures and relative weighting of their components for Fiscal 2011:

	Target	Weighting of Performance Measures
	Award		Company-wide			Brand-specific
Name	(% of Salary)	EBITDA	Modified FCF	Sub-total	EBITDA	Modified FCF	Subtotal	Total

James F. McCann	100.0%	100.0%	0.0%	100.0%	n/a	n/a	n/a	100.0%
Chairman of the Board and
Chief Executive Officer

William E. Shea	50.0%	85.0%	15.0%	100.0%	n/a	n/a	n/a	100.0%
Senior Vice President, Treasurer,
and Chief Financial Officer

Christopher G. McCann	75.0%	55.0%	7.5%	62.5%	30.0%	7.5%	37.5%	100.0%
Director, President, 1-800-Flowers.com, Inc. and President, Consumer Floral Group

Gerard M. Gallagher	50.0%	100.0%	0.0%	100.0%	n/a	n/a	n/a	100.0%
General Counsel, Senior Vice President
of Business Affairs and Corporate Secretary

David Taiclet	50.0%	25.0%	0.0%	25.0%	60.0%	15.0%	75.0%	100.0%
President of Gourmet Foods and
Gift Baskets

When Company-wide and/or brand-specific actual results exceed or fall below performance measures, actual awards are proportionately increased or decreased from the target awards. Participants may earn no Company-wide or brand-specific bonus if the threshold performance measures are not met (defined as achievement of 85% of performance measures, resulting in a 50% pay-out of target award) and no participant may be paid an incentive award under the Sharing Success Program in excess of maximum (defined as achievement of 180% of performance measures, resulting in a 200% pay-out of target award), as presented in the table below.  In addition, all participants must be actively employed at the time of payment in order to qualify for the award.

Achievement of	Target
Performance	Award
Measures	Multiple

180%	200% (max)
160%	175%
140%	150%
120%	125%
100%	100%
94%	75%
85%	50%
Below 85%	0%

For Fiscal 2011, the Company’s performance measures were a function of achieving specified  EBITDA and Modified Free Cash Flow targets. For Fiscal 2011, the Company-wide performance measures were as follows:  Company-wide Plan EBITDA of $39.0 mm and Modified Free Cash Flow of $35.8 mm.  Brand-specific measures for Fiscal 2011 for Consumer Floral (which for the purposes of the Sharing Success Program is defined as Consumer Floral, Bloomnet and 1-800-Baskets) were as follows:  (i) Plan EBITDA of $45.1mm  and (iii) Modified  Free Cash Flow of  $44.3 mm.   Brand-specific measures for Fiscal 2011 for Gourmet Food & Gift Baskets were as follows:  (i) Plan EBITDA of $30.8mm  and (iii) Modified  Free Cash Flow of  $27.7 mm.

The following table reflects the relationship of actual performance against the Company’s performance measures and the resulting Total Payout Factor for the Company’s Sharing Success Program.  The performance measures range from “threshold” (the minimum achievement level of the performance measure at which an executive may earn 50% of the target award) to “maximum” (the maximum achievement level of the performance measure at which an executive may earn 200% of the target award). The Target Award Multiples are then weighted to produce a “Total Payout Factor.” The Total Payout Factor is multiplied by each executive’s target award percentage and weighting of performance measures to produce the executive’s cash bonus award.

	Performance/Payout Relationship ($'s in thousands)						Calculation of Target Award Earned
	Threshold				Maximum			Target	Weighting	Total
	Performance	Payout	Performance	Payout	Performance	Payout	Actual	Award	of	Payout
Performance Metric	Measures	%	Measures	%	Measures	%	Performance	Multiple	Result	Factor %

Company-wide Performance
EBITDA Measure	$33,000	50%	$39,000	100%	$70,200	200%	$48,600	130.9%	100.0%	130.9%

EBITDA and Modified Free-Cash Flow Measure
EBITDA	$33,000	50%	$39,000	100%	$70,200	200%	$48,600	130.9%	85.0%	111.3%
Modified Free Cash Flow	$30,400	50%	$35,800	100%	$64,400	100%	$42,500	124.6%	15.0%	18.7%

Brand-specific Performance
Consumer Floral
EBITDA and Modified Free-Cash Flow Measure
EBITDA	$38,300	50%	$45,100	100%	$81,100	200%	$59,300	139.4%	30.0%	41.8%
Modified Free Cash Flow	$37,700	50%	$44,300	100%	$79,900	100%	$56,600	135.5%	7.5%	10.2%

Gourmet Foods & Gift Baskets
EBITDA and Modified Free-Cash Flow Measure
EBITDA	$26,200	50%	$30,800	100%	$53,800	200%	$28,700	70.2%	60.0%	42.1%
Modified Free Cash Flow	$23,500	50%	$27,700	100%	$48,200	100%	$26,000	71.0%	15.0%	10.7%

During Fiscal 2011, the Company-wide Total Payout Factor was 130.9%. The Company-wide Total Payout Factor for Fiscal 2010, 2009, 2008 and 2007 was 0%, 0%, 0% and 75% of the target award, respectively.

In Fiscal 2010, the Compensation Committee did exercise discretion in awarding cash bonus compensation under the Sharing Success Program to employees in the Consumer Floral Brand, BloomNet and Enterprise-wide shared services (i.e. executive, legal, human resources, finance and IT), resulting in awards that ranged from 14.1% to 18.75% of the individual’s Target Award.  As a result, bonuses paid to Messrs. J. McCann, C. McCann, Shea and Gallagher were: $182,822, $95,723, $29,475 and $28,296, respectively.   Brand-specific performance measures were achieved for Gourmet Food and Gift Baskets ( 74.1%).  As a result, Mr. Taiclet received a cash bonus of $97,256.

Long-Term Incentive Equity Awards.  In order to structure a long term incentive program for the Company’s Executive Officers that would tie a significant portion of their compensation to the profitability of the Company, the Compensation Committee evaluated its long term incentive equity awards.  All award grants are designed to align the interests of each Executive Officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company.

The grant of an award is set at a level intended to create a meaningful incentive based in part on the Executive Officer’s and NEO’s current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, and the individual’s personal performance in recent periods.  The Compensation Committee also takes into account the number of awards held by the Executive Officer in order to maintain an appropriate level of incentive for that individual.  The Compensation Committee has the authority to review extraordinary events that impact on the Company’s performance and may adjust the calculation of an award by taking into account the effect of any such extraordinary events. The Compensation Committee did not exercise such authority in Fiscal 2011.

Historically, the Company granted a target number of shares under its Long Term Incentive Plan (“LTIP”) that was in place from fiscal 2007 through fiscal 2009.   Due to the downturn in the economic environment, the goals that were set for the LTIP during these fiscal years were no longer achievable and therefore the performance awards that could have been granted under the LTIP are not attainable.  In accordance with the Company’s compensation philosophy and in an effort to retain its Executive Officers and key talent, the Board of Directors approved a stock award grant in May 2009 (See “Summary Compensation Table”).  No stock awards were granted to the Executive Officers in Fiscal 2010 in light of the May 2009 award.

In Fiscal 2011, the Compensation Committee approved an equity award grant for management level employees with a grant date of October 26, 2010.  This grant intended to align shareholder interest in the long-term growth of the Company, as well as address, employee retention concerns. Therefore the shares granted thereunder are 50% time-vested and 50% performance based.   The Fiscal 2011 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $39.0 million in Plan EBITDA and 50% of the performance-based target shares to be earned upon the achievement 85% of Plan EBITDA.  All of the shares, time-vesting and performance-based, which were earned, vest ratably over a three year period from the grant date (See “Summary Compensation Table”).
The Board also approved a grant to Mr. C. McCann, of 300,000 performance-based restricted shares and 1,000,000 nonqualified stock options.  The grant date was October 26, 2010.  Subject to continued employment, the restricted shares, which were earned, and the options will vest ratably over an 8-year period from the grant date.  This award was in recognition of both Mr. C. McCann’s 20+ years of service to the Company and his assumption of the role of President for the Consumer Floral brand and taking control of and responsibility for its day-to-day operations while maintaining his position as President of the Company (See “Summary Compensation Table”).

    On August 31, 2011, the Compensation Committee approved a grant to Mr. C. McCann of 1,000,000 nonqualified stock options and specified a grant date of November 1, 2011.  Subject to continued employment (except in the event of death or permanent disability as defined in the Restricted Share Agreement), the options will vest ratably over an 8-year period from the grant date. This award is in recognition of Mr. C. McCann’s dual role as both President of the Company and the Consumer Floral brand, as well as, the significant improvement in the Consumer Floral brand’s performance results under his leadership.

Executive Benefits

The Company’s NEO’s, except for Mr. Gallagher, are eligible for the same level and offering of benefits made available to other employees, including our 401(k) Profit Sharing Plan (which includes a discretionary annual Company contribution), health care plan and other welfare benefit programs.  We do not currently maintain any qualified or nonqualified defined benefit pension plans or nonqualified deferred compensation plans for our NEO’s, except for the Nonqualified Supplemental Deferred Compensation Plan discussed below.

During Fiscal 2011, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives.  Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus.  The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500.  The participants are vested in the Company’s contributions based upon years of participation in the Plan.  Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

Perquisites

We do not routinely provide any significant perquisites to our NEO’s.  Except for Messrs. J. McCann and C. McCann’s perquisite which is disclosed in the Summary Compensation Table, the value of perquisites to each other NEO in Fiscal 2011 did not exceed $10,000.

Severance/Change of Control

We do not maintain any severance or change of control plans or agreements.  However, pursuant to the terms of employment agreements and incentive plans, certain NEO’s are eligible to receive severance and other benefits in the case of certain termination events and in the case of a change in control.  See “Potential Payments upon Termination and Change in Control” below.

Management’s Role in Setting Executive Compensation

Although the Compensation Committee of the Board of Directors establishes the Company’s compensation philosophy and makes the final determinations on all compensation paid to our Executive Officers, the Chief Executive Officer and President work closely with the Senior Vice President of Human Resources to develop compensation programs and policies and make recommendations regarding annual adjustments to the Executive Officers’ salaries and incentive award opportunities (other than their own compensation).

Compensation Deductibility Policy

A federal income tax deduction will generally be available for annual compensation in excess of $1 million paid to the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Financial Officer) of a public corporation only if such compensation is “performance-based” and complies with certain other tax law requirements.  The 2003 Long Term Incentive and Share Award Plan and the Section 16 Executive Officers Bonus Plan contain certain provisions which are intended to ensure that any compensation deemed paid in connection with the granting of Awards or bonus compensation will qualify as performance-based compensation. Although our policy is to maximize the deductibility of all executive compensation, the Compensation Committee retains the discretion to award compensation that is not deductible under Section 162(m) of the Code when it is in the best interests of the Company to do so.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions to be included in the Company’s filings pursuant to the Securities Exchange Act of 1934.  Based on the reviews and discussions referred to above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such filings.

Compensation Committee

Jeffrey Walker, Chairman
James Cannavino
Larry Zarin

Notwithstanding any Commission filing by the Company that includes or incorporates by reference other commission filings in their entirety, this Compensation Committee Report shall not be deemed to be “filed” with the Commission except as specifically provided otherwise therein.

Summary Compensation Table
Set forth below is summary compensation information for each person who was (1) at any time during fiscal 2011 our Chief Executive Officer or Chief Financial Officer and (2) at July 3, 2011, one of our three most highly compensated Executive Officers, other than the Chief Executive Officer and the Chief Financial Officer.
							Change in Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards (4)	Awards (5)	Compensation (6)	Earnings	Compensation (7)	Total
Name and Principal Position (1)	Year	($)	($)	($)	($)	($)	($)	($)	($)

James F. McCann	2011	$975,000	$-	$487,499	$-	$1,276,275	$-	$13,181	$ 2,751,955
Chairman of the Board and	2010	$975,000	$182,822	$-	$-	$-	$-	$16,274	$1,174,096
Chief Executive Officer	2009	$975,000	$-	$893,403	$519,491	$-	$-	$16,524	$2,404,418

William E. Shea	2011	$323,165	$-	$162,500	$-	$211,177	$-	$-	$696,841
Senior Vice President, Treasurer,	2010	$314,396	$29,475	$-	$-	$-	$-	$-	$343,871
and Chief Financial Officer	2009	$312,455	$-	$259,296	$247,105	$-	$-	$1,500	$820,355

Gerard M. Gallagher	2011	$385,764	$-	$194,297	$-	$254,334	$-	$-	$834.395
Senior Vice President of Business	2010	$377,275	$28,296	$-	$-	$-	$-	$-	$405,571
Affairs, General Counsel	2009	$375,032	$-	$249,850	$238,453	$-	$-	$-	$863,334
and Corporate Secretary

Christopher G. McCann (2)	2011	$696,659	$-	$887,000	$1,218,200	$699.943	$-	$14,610	$3,516,413
Director and President	2010	$680,698	$95,723	$-	$-	$-	$-	$15,119	$791,540
1-800-Flowers.com, Inc. and	2009	$680,698	$-	$1,145,161	$750,129	$-	$-	$18,141	$2,594,128
President, Consumer Floral Group

David Taiclet (3)	2011	$391,346	$-	$200,000	$-	$170,540	$-	$-	$761,886
President,	2010	$350,000	$-	$-	$-	$97,256	$-	$-	$447,256
Gourmet Foods and Gift Baskets

(1)	The titles included in this column are as of July 3, 2011.

(2)	During the first quarter of Fiscal 2011, Mr. McCann also assumed the responsbilities of President, Consumer Floral Group.

(3)	Compensation for Mr. Taiclet is provided only for Fiscal 2011 and 2010 because he was not a named executive officer in Fiscal 2009.

(4)
This column shows the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation — Stock Compensation,” for all restricted time and performance-based shares granted in fiscal years 2011 and 2009. (There were no equity incentive plan awards, nor were there any stock awards granted to the Company's NEOs during the fiscal year ended June 27, 2010.) These award fair values have been determined based on the assumptions set forth in Note 12, "Stock Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2011.

The following amounts represent the grant date fair value of performance-based share awards. Amounts in the "Stock Award" column above reflect the value of performance share awards, assuming the achievement of "Target" performance below. The "Maximum" value of the performance-based share awards is also presented below for comparative purposes.

		Fiscal 2011 (a)		Fiscal 2009 (b)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)
		Target	Maximum	Target	Maximum
	James F. McCann	243,750	243,750	513,000	769,500
	William E. Shea	81,250	81,250	114,000	171,000
	Gerard M. Gallagher	81,250	81,250	114,000	171,000
	Christopher G. McCann	712,001	712,001	513,000	769,500
	David Taiclet	100,000	100,000	114,000	171,000

(a)	The Fiscal 2011 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $39.0 million in Plan EBITDA and 50% of the performance-based target shares to be earned upon the achievement 85% of Plan EBITDA. The performance-based shares, which were earned, vest ratably over a three year period from the grant date.

(b)	The Fiscal 2009 equity award grant provided for 100% of the performance-based target shares to be earned upon achievement of targeted financial performance over the three-year period from Fiscal 2009 through Fiscal 2011. Shares earned could have ranged from 0% to 150% of the target amount. Based upon the Company's cumulative financial performance during Fiscal 2009 - Fiscal 2011, in comparison to its targeted financial performance, no incentive awards were earned.

(5)
The amounts in this column represent the aggregate grant date fair value in accordance with FASB ASC Topic 718 of all stock options granted in fiscal 2011 and 2009. (There were no option awards granted to the Company's NEOs during the fiscal year ended June 27, 2010.) The fair values for these awards have been determined based on the assumptions set forth in Note 12, "Stock Based Compensation" in the Notes to the Consolidated Financial Statements in the Company's Annual Report on Form 10-K for the fiscal year ended July 3, 2011.

(6)
Non-Equity Incentive Plan Compensation represents cash bonuses described under "Compensation Discussion and Analysis-Elements of Compensation-Annual Cash Incentive and Sharing Success Program." The annual cash bonuses for performances related to, and recorded as compensation expense during Fiscal 2011 and 2010 were paid during the first quarter of fiscal year 2012 and fiscal 2011, respectively. In fiscal 2010, the Company-wide threshold non-equity incentive plan performance measures were not achieved, and therefore, there was no payout related to Fiscal 2010 performance for Mssrs. J. McCann, C. McCann, Shea and Gallagher. Mr. Taiclet earned components of his non-equity incentive plan award based upon achievement of his brand-specific performance targets. There were no cash bonuses for performance for Fiscal 2009.

(7)
Other annual compensation in the form of perquisites and other personal benefits consists of the Company's contribution to a Qualified 401(K) Plan ($0 in Fiscal 2010 and Fiscal 2011, and $1,500 in Fiscal 2009). Mssrs. James McCann and Christopher McCann's compensation includes the personal use of a company car, which is calculated by allocating the costs of operating the car between personal and business use, on the basis of miles driven for personal use to total miles driven.

Grants of Plan-Based Awards

The following table sets forth summary information regarding all grants of plan-based awards made to our NEO's for the fiscal year ended July 3, 2011. The compensation plans under which the grants in the following table were made are described in the Compensation Discussion and Analysis section above.

										All Other	All Other
					Estimated Future Payouts			Estimated Future Payouts		Stock Awards:	Option Awards:	Exercise	Grant Date
			Compensation		Under Non-Equity Incentive			Under Equity Incentive		Number of Shares of	Number of Securities	or Base Price	Fair Value of Stock
			Committee		Plan Awards			Plan Awards (3)		Stock or	Underlying	of Option	and Option
		Grant	Approval	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name		Date	Date (1)	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

James F. McCann	(2)			$487,500	$975,000	$1,950,000
Chairman of the Board and	(3)	10/26/2010	6/24/2010				68,087	136,173	136,173				$243,750
Chief Executive Officer	(4)	10/26/2010	6/24/2010							136,173			$243,750

William E. Shea	(2)			$81,250	$162,500	$325,000
Senior Vice President, Treasurer,	(3)	10/26/2010	6/24/2010				22,696	45,391	45,391				$81,250
and Chief Financial Officer	(4)	10/26/2010	6/24/2010							45,391			$81,250

Gerard M. Gallagher	(2)			$97,148	$194,297	$388,593
Senior Vice President, Business	(3)	10/26/2010	6/24/2010				27,137	54,273	54,273				$97,149
Affairs, General Counsel, and	(4)	10/26/2010	6/24/2010							54,273			$97,149
Corporate Secretary

Christopher G. McCann	(2)			$262,500	$525,000	$1,050,000
Director and President	(3)	10/26/2010	6/24/2010				48,883	97,765	97,765				$175,001
1-800-Flowers.com, Inc. and	(3)	10/26/2010	10/6/2010				150,000	300,000	300,000				$537,000
President, Consumer Floral Group	(4)	10/26/2010	6/24/2010							97,765			$175,001
	(5)	10/26/2010	10/6/2010								1,000,000	$1.79	$1,218,200

David Taiclet	(2)			$100,000	$200,000	$400,000
President of	(3)	10/26/2010	6/24/2010				27,933	55,866	55,866				$100,000
Gourmet Foods and Gift Baskets	(4)	10/26/2010	6/24/2010							55,866			$100,000

(1)
The date of grant for each award is established by the Compensation Committee during a meeting, or by written action without a meeting, on or prior to the date of the grant. Pursuant to the guidelines adopted by the Compensation Committee, the grant date is the third business day after the date of the Company's public disclosure of quarterly financial information (the "grant date").

(2)
The amounts in this row represent the threshold, target and maximum payout under the annual incentive award administered through the Company's Sharing Success Program for fiscal year 2011, as approved by the Compensation Committee in September 2010, and as described in the Compensation Discussion and Analysis section. Payout of the annual performance cash incentive was made in early fiscal 2012 and is reflected in the Non-Equity Incentive Plan Compensation Column of the Fiscal Year 2011 Summary Compensation Table above.

(3)
The amounts in these rows represent the one-year performance share award threshold, target and maximum payout that could be earned under the Company's equity incentive plan as described in the Compensation Discussion and Analysis section. The Board also approved a grant to Mr. C. McCann of 300,000 performance-based restricted shares. Subject to continued employment, the restricted shares, which were earned for Fiscal 2011, will vest ratably over an 8-year period from the grant date. This additional award is in recognition of both Mr. C. McCann’s 20+ years of service to the Company and his assumption of the role of President for the Consumer Floral brand and taking control of and responsibility for its day-to-day operations while maintaining his position as President of the Company. The last column of this row represents the grant date fair value, computed in accordance with FASB ASC Topic 718 based on probable outcome, assuming target. The number of shares earned under the Fiscal 2011 performance plan were as follows:

				Performance Share Awards Earned	Vesting Period

	James F. McCann			136,173	ratably over 3 years from the grant date
	William E. Shea			45,391	ratably over 3 years from the grant date
	Gerard M. Gallagher			54,273	ratably over 3 years from the grant date
	Christopher G. McCann			397,765	ratably over 3 years from the grant date for 97,765 shares, and ratably over 8 years from the grant date for 300,000 shares
David Taiclet				55,866	ratably over 3 years from the grant date

(4)
The amounts in this row represent the time-based award described in the Compensation Discussion and Analysis section. The last column of this row represent the grant date fair value of restricted shares awarded on October 26, 2010, computed in accordance with FASB ASC 718, which vest ratably over 3 years from the grant date.

(5)
The amounts in this row represent the time-based award to Mr. C. McCann, as described in the Compensation Discussion and Analysis section, of 1,000,000 nonqualified stock options. Subject to continued employment, the options will vest ratably over an 8-year period from the grant date. This award is in recognition of both Mr. C. McCann’s 20+ years of service to the Company and his assumption of the role of President for the Consumer Floral brand and taking control of and responsibility for its day-to-day operations while maintaining his position as President of the Company. The last column of this row represents the grant date fair value of the stock options awarded computed in accordance with FASB ASC 718.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

Mr. James F. McCann’s employment agreement became effective as of July 1, 1999.  The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. J. McCann provides at least 180 days notice that such term will not be further extended.  Under the terms of the employment agreement, Mr. J. McCann is entitled to a minimum annual salary of $1,000,000, with annual 10% increases during the term.  However, the Compensation Committee had recommended that Mr. J. McCann receive, and Mr. J. McCann accepted, a base salary of $975,000 for Fiscal 2011 in order to enable the Company to comply with Section 162(m) of the IRS Code of 1986 (“Section 162(m)”), as amended, which was enacted into law in 1993 and he has waived his 10% increase for Fiscal 2012.  Mr. J. McCann is eligible to participate in the Company’s stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

Mr. Christopher G. McCann’s employment agreement became effective as of July 1, 1999.  The agreement provides for a five year term, with such term extended for one additional year on each anniversary of the effective date of the agreement, unless either the Company or Mr. C. McCann provides at least 180 days notice that such term will not be further extended.  Under the terms of the employment agreement, Mr. C. McCann is entitled to a minimum annual salary of $250,000, with annual 10% increases during the term.  Mr. C. McCann’s annual salary for Fiscal 2011 was $700,000 and he has waived his 10% increase for Fiscal 2012.  Mr. C. McCann is eligible to participate in the Company’s stock incentive plans, as well as other bonus, incentive or benefits plans, and is provided medical, health and dental insurance coverage for himself and his dependents.

Under their employment agreements, Messrs. J. McCann and C. McCann are each restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for good cause.  Each of these executives is also bound by confidentiality provisions, which prohibit the executive from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Long Term Incentive Plan

For a description of our LTIP, please see the “Compensation, Discussion and Analysis-Long Term Incentive Equity Awards” section above.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards at July 3, 2011 granted to each of the Company’s Named Executive Officers.

	Option Awards					Stock Awards
											Equity Incentive
									Equity Incentive		Plan Awards:
									Plan Awards:		Market or
									Number of		Payout
						Number of		Market Value	Unearned		Value of
	Number of	Number of				Shares or		of Shares or	Shares, Units		Unearned
	Securities	Securities				Units of		Units of	or Other		Shares, Units
	Underlying	Underlying		Option		Stock That		Stock That	Rights That		or Other Rights
	Unexercised	Unexercised		Exercise	Option	Have Not		Have Not	Have Not		That Have
	Options (#)	Options (#)		Price	Expiration	Vested		Vested (1)	Vested		Not Vested (1)
Name	Exercisable	Unexercisable		($/Option)	Date	(#)		($)	(#)		($)
	Stock Options					Restricted Stock			Performance Awards

						136,173	(2)	$427,583
						136,173	(3)	$427,583
						37,351	(4)	$117,282
James F. McCann	149,406	74,703	(5)	$3.11	5/5/2016
Chairman of the Board and									112,500	(6)	$353,250
Chief Executive Officer						37,500	(7)	$117,750
	50,000	-		$6.52	10/13/2015
	50,000	-		$8.45	5/5/2016
	29,852	-		$6.70	3/24/2013
	170,148	-		$6.70	3/24/2013
	200,000	-		$6.42	9/23/2012
	200,000	-		$12.87	1/11/2012
	82,730	-		$11.58	8/2/2011

						45,391	(2)	$142,528
						45,391	(3)	$142,528
						14,266	(4)	$44,795
William E. Shea	57,066	28,533	(5)	$3.11	5/5/2016
Senior Vice President, Treasurer,									25,000	(6)	$78,500
and Chief Financial Officer						25,000	(7)	$78,500
	25,000	-		$6.52	10/13/2015
	25,000	-		$8.45	12/2/2014
	15,000	-		$6.70	3/24/2013
	100,000	-		$6.42	9/23/2012
	12,300	-		$6.42	9/23/2012
	21,800	-		$12.87	1/11/2012
	12,100	-		$11.58	8/2/2011

						54,273	(2)	$170,417
						54,273	(3)	$170,417
						13,339	(4)	$41,884
	52,823	27,211	(5)	$3.11	5/5/2016
Gerard M. Gallagher									25,000	(6)	$78,500
Senior Vice President of Business						25,000	(7)	$78,500
Affairs, General Counsel	25,000	-		$6.52	10/13/2015
and Corporate Secretary	25,000	-		$8.45	12/2/2014
	25,000	-		$6.70	3/24/2013
	20,400	-		$6.42	9/23/2012
	75,000	-		$6.42	9/23/2012
	100,000	-		$12.87	1/11/2012
	38,000	-		$11.58	8/2/2011

						97,765	(2)	$306,982
						97,766	(3)	$306,985
						300,000	(8)	$942,000
	0	1,000,000	(9)	$1.79	10/26/2020
Christopher G. McCann						62,071	(4)	$194,903
Director, President,	248,286	124,143	(5)	$3.11	5/5/2016
1-800-Flowers.com, Inc. and President,									112,500	(6)	$353,250
Consumer Floral Group						37,500	(7)	$117,750
	300,000	-		$6.52	10/13/2015
	37,500	-		$8.45	12/2/2014
	250,000	-		$6.70	3/24/2013
	250,000	-		$6.42	9/23/2012
	38,300	-		$6.42	9/23/2012
	250,000	-		$12.87	1/11/2012
	41,365	-		$11.58	8/2/2011

						55,866	(2)	$175,419
						55,866	(3)	$175,419
						9,454	(4)	$29,686
David Taiclet	37,820	18,909	(5)	$3.11	5/5/2016
President,									25,000	(6)	$78,500
Gourmet Foods and Gift Baskets						100,000	(7)	$314,000
	50,000	-		$7.13	5/1/2016

(1)	Market value is based on the closing price of 1-800-Flowers.com, Inc.’s Class A Common Stock of $3.14 on July 3, 2011.

(2)
Represents equity awards under the Company's Long-Term Incentive Equity Awards program. These restricted share awards vest at a rate of one-third at the completion of each year of service following the October 26, 2010 grant date.

(3)
Amounts shown represent performance shares that were earned in Fiscal 2011 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during the Fiscal 2011.  The Fiscal 2011 equity award grant provided for 100% of the performance-based target shares to be earned upon the achievement of $39.0 million in Plan EBITDA and 50% of the performance-based target shares to be earned upon the achievement 85% of Plan EBITDA.  (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.)  These restricted shares vest at a rate of one-third at the completion of each year of service following the October 26, 2010 grant date.

(4)
Represents equity awards under the Company's Long-Term Incentive Equity Awards program. These restricted share awards vest at a rate of one-third at the completion of each year of service following the May 5, 2009 grant date.

(5)	Options become exercisable at a rate of one-third at the completion of each year of service following the grant date of May 5, 2009.

(6)
Amounts shown represent the target number of performance shares that were granted in Fiscal 2009 under the Company's Long-Term Incentive Equity Awards program. The share awards would have been earned if the Company achieved its targeted financial performance over the three-year period from Fiscal 2009 through Fiscal 2011.  Shares earned could have ranged from 0-150% of the target amount. (Based upon the Company's cumulative financial performance during Fiscal 2009 - Fiscal 2011, in comparison to its targeted financial performance, no incentive awards were earned. See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.)

(7)
Represents equity awards under the Company's Long-Term Incentive Equity Awards program. These restricted share awards vest after the completion of three years of service following the October 27, 2008 grant date.

(8)
Amounts shown represent the number of additional performance shares that were earned by Mr. Christopher McCann in Fiscal 2011 under the Company's Long-Term Incentive Equity Awards program, based upon achievement of targeted financial performance during the Fiscal 2011.  The award provided for 100% of targeted shares upon achievement of $41.8 million of Plan EBITDA for the 9 month period of October 2010 to July 3, 2011 and 50% of targeted shares for achievement of $37.0 million of targeted financial performance with ratable increments over 50% based upon the actual Plan EBITDA performance. (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.) These restricted share awards vest ratably over the 8 years of service following the October 26, 2010 grant date.

(9)           Options become exercisable ratably over the 8 years of service following the October 26, 2010 grant date.  (See Compensation Discussion and Analysis - Long Term Incentive Equity Awards.)

Option Exercises and Stock

The following table sets forth all stock option exercises and vesting of stock awards for each of the Company's Named Executive Officers during fiscal 2011, which ended on July 3, 2011.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
James F. McCann Chairman of the Board and Chief Executive Officer	—	—	37,352	116, 912
William E. Shea Senior Vice President, Treasurer and Chief Financial Officer	—	—	14,266	44,654
Gerard M. Gallagher General Counsel, Senior Vice President of Business Affairs and Corporate Secretary	—	—	62,072	194,285
Christopher G. McCann Director, President, 1-800-Flowers.com, Inc. and President, Consumer Floral Group	—	—	9,455	29,594
David Taiclet President, Gourmet Foods and Gift Baskets	—	—	13,339	41,751
(1)

The value realized on exercise equals the difference between the option exercise price and the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)	The value realized on vesting equals the market value of 1-800-Flowers.com, Inc.'s Class A Common Stock on the vesting date, multiplied by the number of shares that vested.

Equity Compensation Plan Information

The following table displays certain information regarding our equity compensation plans at July 3, 2011:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	6,915,535	$6.08	2,710,998
Equity compensation plans not approved by security holders	0	0	0
Total	6,915,535	$6.08	2,710,998

Pension Benefits

The Company does not maintain any defined benefit plans.

Nonqualified Deferred Compensation

During Fiscal 2011, the Company offered a Nonqualified Supplemental Deferred Compensation Plan for certain executives.  Participants can defer from 1% up to a maximum of 100% of salary and performance and non-performance based bonus.  The Company will match 50% of the deferrals made by each participant during the applicable period, up to a maximum of $2,500.  Participating employees are vested in the Company’s contributions based upon years of participation in the Plan.  Distributions will be made to participants upon termination of employment or death in a lump sum, unless installments are selected.

Potential Payments upon Termination and Change in Control

The Company does not have a formalized severance policy. In accordance with the Company’s 2003 Long Term Incentive and Share Award Plan (the “Plan”)  in the event of a Change of Control, as defined in the Plan, all outstanding Awards pursuant to which a Participant may have rights the exercise of which is restricted or limited,  shall automatically become fully exercisable immediately prior to the time of the Change of Control and all performance criteria and other conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares  subject to the Award  will be entitled to participate in the Change of Control transaction.

In addition, as disclosed in Potential Payments Upon Termination and Change in Control, certain executives within the Company have individual employment agreements that contain negotiated provisions that trigger payments or provision of benefits upon termination or a change in control.  Payment and benefit levels under the various circumstances that trigger payments or provision of benefits upon termination or a change in control for Messrs. James McCann and Christopher McCann were calculated and presented in accordance with the provisions of their respective employment agreements. For Fiscal 2011, potential payments under the circumstances triggered upon termination or change of control did not have a material impact on the Compensation Committee’s evaluation of all other elements of compensation or total compensation.

The following table sets forth the potential payments to our NEO’s under existing agreements, plans or arrangements, for various scenarios involving a change in control or termination of employment, assuming a July 3, 2011 termination date and using the closing price of the Company’s Class A common stock on July 3, 2011 ($3.14).  Pursuant to the terms of the Sharing Success Program, the amounts shown do not include the Non-Equity Incentive Plan Awards which were earned as of July 3, 2011.  The exact amount of payments and benefits that would be provided can only be determined at the actual time of the NEO’s separation from the Company.

	James F. McCann
		Triggering Event
		Termination
		Without Cause/
		Resignation
		for Good	Death/
		Reason (per	Voluntary
	Change of	Employment	Resignation/
Estimated Potential Payment or Benefit	Control	Agreement)	or Good Cause

Lump sum cash severance payment (1)	$7,375,000	$7,375,000	$0
Intrinsic value of accelerated unvested stock options (2)	2,241	0	0
Accelerated vesting of restricted shares (3)	1,090,199	0	0
Continuing health and welfare benefits for five years (4)	60,001	60,001	0
Total	$8,527,441	$7,435,001	$0

	William E. Shea
		Triggering Event
			Death/
		Termination	Voluntary
	Change of	Without	Resignation/
Estimated Potential Payment or Benefit	Control	Cause	or Good Cause

Lump sum cash severance payment (5)	$187,500	$187,500	$0
Intrinsic value of accelerated unvested stock options (2)	856	0	0
Accelerated vesting of restricted shares (3)	408,351	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$596,707	$187,500	$0

	Gerard M. Gallagher
		Triggering Event
			Death/
		Termination	Voluntary
	Change of	Without	Resignation/
Estimated Potential Payment or Benefit	Control	Cause	or Good Cause

Lump sum cash severance payment (8)	$0	$0	$0
Intrinsic value of accelerated unvested stock options (2)	816	0	0
Accelerated vesting of restricted shares (3)	461,219	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$462,035	$0	$0

	Christopher G. McCann
		Triggering Event
		Termination
		Without Cause/
		Resignation
		for Good	Death/
		Reason (per	Voluntary
	Change of	Employment	Resignation/
Estimated Potential Payment or Benefit	Control	Agreement	or Good Cause

Lump sum cash severance payment (6)	$4,000,000	$4,000,000	$0
Intrinsic value of accelerated unvested stock options (2)	1,353,724	0	0
Accelerated vesting of restricted shares (3)	1,868,620	0	0
Continuing health and welfare benefits for five years (4)	90,002	90,002	0
Total	$7,312,347	$4,090,002	$0

	David Taiclet
		Triggering Event
			Death/
		Termination	Voluntary
	Change of	Without	Resignation/
Estimated Potential Payment or Benefit	Control	Cause	or Good Cause

Lump sum cash severance payment (7)	$76,923	$76,923	$0
Intrinsic value of accelerated unvested stock options (2)	567	0	0
Accelerated vesting of restricted shares (3)	694,524	0	0
Continuing health and welfare benefits (4)	0	0	0
Total	$772,014	$76,923	$0

(1)
Mr. James McCann is entitled to severence pursuant to his employment agreement which entitles him to $2,500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of July 3, 2011, Mr. McCann's base salary was $975,000, and his employment agreement provided for a remaining term of five years.

(2)
The intrinsic value of accelerated unvested stock options was calculated using the closing price of the Company's Class A Common Stock on July 3, 2011 ($3.14). The intrinsic value is the aggregate spread between $3.14 and the exercise prices of the accelerated options, if less than $3.14.

(3)
The value of accelerated unvested restricted shares was calculated using the closing price of the Company's Class A Common Stock on July 3, 2011 ($3.14). Refer to the column titled "Market Value of Shares or Units of Stock That Have Not Vested" within the "Outstanding Equity Awards at Fiscal Year End" table.

(4)
Represents the estimated cost of paying for continuing medical, dental, life and long-term disability for five years. The amounts for medical and dental insurance coverage are based on rates charged to the Company's employees for post-employment coverage provided in accordance with the Consolidated Omnibus Reconciliation Act of 1985, or COBRA, adjusted by a 7.5% inflation factor. The costs of providing the other insurance coverage are based on quoted amounts for 2011, adjusted by a 7.5% inflation factor, compounded annually.

(5)
Mr. Shea does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Shea was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 3, 2011, Mr. Shea's base salary was $325,000.

(6)
Mr. Christopher McCann is entitled to severence pursuant to his employment agreement which entitles him to $500,000, plus the base salary payable to him for the then remaining duration of the term of his contract. As of July 3, 2011, Mr. McCann's base salary was $700,000, and his employment agreement provided for a remaining term of five years.

(7)
Mr. Taiclet does not have an employment agreement. Absent any special arrangements approved by the Compensation Committee or the Board of Directors, for purposes of this computation, Mr. Taiclet was deemed to receive two weeks of severance for each completed year of service with the Company. As of July 3, 2011, Mr. Taiclet's base salary was $400,000.

(8)
Mr. Gallagher is the founder and managing partner in the law firm of Gallagher, Walker, Bianco & Plastaras. Compensation for Mr. Gallagher's services are paid to the law firm. There is no contractual relationship between the Company and the law firm, and as such, no severance would be due upon termination for any reason.

The above table does not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, such as 401(k) plan vested benefits and earned but unused vacation.

Employment Agreements

The employment agreements of James F. McCann and Christopher G. McCann provide for certain payments in the event of termination of employment (and in the case of Christopher G. McCann, terminations following a change in control of the Company).

James F. McCann

Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement) within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $2,500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term.  Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date.  As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause.  He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

Christopher G. McCann

Upon termination without Good Cause (as defined in the employment agreement) or resignation by Mr. McCann for Good Reason (as defined in the employment agreement), within ten days following the termination date, Mr. McCann is entitled to severance pay in the amount of $500,000 plus the base salary otherwise payable to him for the balance of the then current employment term and any base salary, bonuses, vacation and unreimbursed expenses accrued but unpaid as of the termination date, and health and life insurance coverage for himself and his dependents for the balance of the then current employment term.  The Good Reason definition includes a Change of Control (as defined in the employment agreement) of the Company, so long as Mr. McCann’s resignation occurs no later than one year following a Change of Control.  Upon termination for Good Cause, voluntary resignation without Good Reason or termination due to death, Mr. McCann is not entitled to any compensation from the Company, except for the payment of any base salary, bonuses, benefits or unreimbursed expenses accrued but unpaid as of the termination date.  As discussed above, Mr. McCann is restricted from participating in a competitive floral products business for a period of one year after a voluntary resignation or termination for Good Cause.  He is also bound by confidentiality provisions, which prohibit him from, among other things, disseminating or using confidential information about the Company in any way that would be adverse to the Company.

2003 Long Term Incentive and Share Award Plan

The 2003 Long Term Incentive and Share Award Plan, as amended and restated as of October 22, 2009 provides that unless otherwise provided by the Compensation Committee at the time of the award grant, in the event of a change of control, (i) all outstanding awards pursuant to which the participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of awards under which payments of cash, shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the change of control so that the shares subject to the award will be entitled to participate in the change of control transaction.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to beneficial ownership of the Company’s Class A common stock and Class B Common Stock, as of October 13, 2011, or as of the dates referenced below for (i) each person known by the Company to beneficially own more than 5% of each class; (ii) each Director; (iii) each Named Executive Officer; and (iv) all of the Company’s Directors and Executive Officers as a group.  Beneficial ownership is determined in accordance with the rules of the commission and includes voting or investment power with respect to the securities.  Unless otherwise indicated, the address for those listed below is c/o 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, NY 11514.  Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.  The number of shares of Common Stock outstanding used in calculating the percentage for each listed person includes the shares of Common Stock underlying options held by such persons that are exercisable within 60 days of October 13, 2011, but excludes shares of Common Stock underlying options held by any other person.  Percentage of beneficial ownership is based on 27,471,639 shares of Class A Common Stock and 36,858,465 shares of Class B Common Stock outstanding as of October 13, 2011.

Shares                                             % of Shares
  Beneficially Owned                                                 Beneficially Owned
  A Shares        B Shares                                           A Shares       B Shares

Name
5% Stockholders:

Royce & Associates, LLC (1)                                               2,003,409                      -                                                   7.3%               -
Eagle Boston Investment Management (2)                        1,827,904                      -                                                   6.7%               -

Directors, not including CEO and President:

Lawrence Calcano (3)                                                                48,221                         -                                                    0.2%             -
James Cannavino (4)                                                                  95,251                        -                                                    0.3%                   -
John J. Conefry, Jr. (5)                                                               71,921                         -                                                    0.3%                  -
Leonard J. Elmore (6)                                                                  78,221                         -                                                    0.3%            -
Jeffrey C. Walker (7)                                                                  176,221                         -                               0.6%             -
Larry Zarin (8)                                                                              13,221                         -                                                        *                    -

Named Executive Officers:

James F. McCann (9)                                                             1,133,841           33,890,845                                                  4.0%        91.9%
William E. Shea (10)                                                                  331,107                           -                                                   1.2%             -
Christopher G. McCann (11)                                                 1,933,545            2,903,188                                                   6.7%         7.9%
Gerard M. Gallagher (12)                                                           467,108                          -                                                   1.7%                  -
David Taiclet (13)                                                                       388,305                          -                                                   1.2%                  -

Directors and Executive Officers as
    a Group (11 persons) (14)                                                   5,009,527           34,741,485                                                16.0%      94.3%
_________________________
_________________________
*	Indicates less than 0.1%.

(1)
This information is based on the Schedule 13G Amendment No. 5 filed with the SEC by Royce & Associates, LLC on January 19, 2011 for shares held as of December 31, 2010.  The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151.  According to the filing, various accounts managed by Royce & Associates, LLC have the right to receive or the power to direct the receipt of dividends from or the proceeds from the sale of shares of the issuer and the interest of one account, Royce Opportunity Fund, an investment company registered under the Investment Company Act of 1940 and managed by Royce & Associates, LLC, amounted to 1,541,027 shares or 5.6% of the total shares outstanding.

(2)
This information is based on the Schedule 13G Amendment 7 filed with the SEC by Eagle Boston Investment Management on January 28, 2011 for shares held on December 31, 2010.  The address of Eagle Boston Investment Management is 4 Liberty Square, Boston, MA 02109.

(3)
Includes 40,000 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.  Mr. Calcano’s address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.

(4)
Includes 30,000 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.  Mr. Cannavino’s address is c/o Direct Insite Corporation, 80 Orville Drive, Bohemia, NY 11716.

(5)
Includes 55,000 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.  Mr. Conefry’s address is c/o Astoria Federal Savings, One Astoria Federal Plaza, Lake Success, New York 11042.

(6)
Includes 75,000 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.  Mr. Elmore’s address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.

(7)
Includes 20,000 shares of Class A Common Stock that may be acquired within 60 days of October 713, 2011 through the exercise of stock options.  Mr. Walker’s address is c/o 1-800-FLOWERS.COM, INC., One Old Country Road, Suite 500, Carle Place, NY 11514.

(8)
Includes 10,000 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.  Mr. Zarin’s address is c/o Express Scripts, One Express Way, St. Louis, MO 63121.

(9)
Includes (a)  849,406 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options, (b) 5,875,000 shares of Class B Common Stock held by limited partnerships, of which Mr. J. McCann is a limited partner and does not exercise control and of which he disclaims beneficial ownership, (c) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. J. McCann is a Director and the President; and (d) 12,496,932 shares of Class B Common Stock held by two Grantor Retained Annuity Trusts of which Mr. J. McCann is the Trustee.

(10)	Includes 256,166 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.

(11)
Includes (a) 1,499,086 shares of Class A Common Stock that may be acquired within 60 days of October 13,2011 through the exercise of stock options, (b) 2,000,000 shares of Class B Common Stock held by a limited partnership, of which Mr. C. McCann is a general partner and exercises control, and (c) 52,548 shares of Class B Common Stock held by The McCann Charitable Foundation, Inc., of which Mr. C. McCann is a Director and Treasurer.

(12)	Includes 323,223 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.

(13)	Includes 87,820 shares of Class A Common Stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.

(14)	Includes 3,443,798 shares of Class A Common stock that may be acquired within 60 days of October 13, 2011 through the exercise of stock options.

Certain Business Relationships with Directors and Officers

The Company has a policy providing that all material transactions between it and one or more of its Directors, Executive Officers, nominees for Director or a member of their immediate families must be approved either by a majority of the disinterested members of the Board or by the stockholders of the Company.

While the policy is not in writing, the Company's legal and finance staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. This includes inquiries of its Directors and Officers, as well as a questionnaire that Directors and Officers are required to complete periodically. In determining whether to approve or ratify a related party transaction, the disinterested members of the Board will consider the relevant facts and circumstances, which may include the relationship of the individual with the Company, the materiality of the transaction to the Company and the individual, and the business purpose and reasonableness of the transaction.  As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person, are disclosed in the Company's proxy statement. The Company considers individual transactions, or any series of transactions which, in the aggregate exceed $120,000, to be material and requiring of disclosure.

Below are the transactions that occurred during Fiscal 2011 in which, to the Company’s knowledge, the Company was or is a party, in which the amount involved exceeded $120,000, and in which any Director, Director nominee, Executive Officer, holder of more than 5% of the Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

For Fiscal 2011, Julie Mulligan, the sister of Directors and Executive Officers, James F. McCann and Christopher G. McCann, was employed as a Senior Vice President of Product Development and Photography.  Ms. Mulligan’s compensation was unanimously approved by the Independent Directors of the Board.  Ms. Mulligan’s base salary for Fiscal 2011 was $210,000.  Ms. Mulligan received a bonus under the Company’s annual incentive plan (“Sharing Success Program”) of  $95,697 for Fiscal 2011.

 Gerard M. Gallagher, our General Counsel, Senior Vice President of Business Affairs and Corporate Secretary, is the founder and managing partner in the law firm of Gallagher, Walker, Bianco & Plastaras, LLP based in Mineola, New York.  Compensation for Mr. Gallagher’s services are paid to the law firm.  The Company, with the approval of the Board, also pays the law firm fees for services rendered by other members of the firm on the Company’s behalf.

The section titled “Summary Compensation Table” sets forth the compensation paid in Fiscal 2011 by the Company to the firm for services provided by Mr. Gallagher.  For legal services provided by the other members of the firm the Company paid $475,584 in fees and $27,678 in disbursements.  The Company believes that collectively these fees and disbursements are fair and reasonable.

David Taiclet, our President of Gourmet Food & Gift Baskets business segment, has less than a 15% ownership interest in Dynamic Confections, Inc. (“Dynamic”).  In Fiscal 2011, certain of the Company’s subsidiaries purchased $182,869 worth of candy goods from the subsidiaries of Dynamic.  Mr. Taiclet, together with his wife, also has a 7.3 % beneficial ownership interest in OLB, LLC (“OLB”), which entity leases 19 retail locations to Fannie May Confections, Inc.  In Fiscal 2011, the lease payments to OLB totaled $1,154,346.  Both of Mr. Taiclet's interests predate the Company’s 2006 acquisition of Fannie May Confections Brands, Inc., were disclosed to the Company prior to the closing of that acquisition and such ongoing relationships were approved by the Board of Directors.

October 31, 2011

To the Board of Directors

of 1-800-FLOWERS.COM, INC. (the “Company”):

We, the members of the Audit Committee, assist the Board of Directors in its oversight of the Company’s financial accounting, reporting and controls.  We also evaluate the performance and independence of the Company’s independent registered public accounting firm.  We operate under a written charter that both the Board and we have approved.  A current copy of the Audit Committee charter can be found on the Company’s website located at www.1800flowers.com under the Investor Relations section of the website.

The Board annually reviews the NASDAQ listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard.  In addition, although the Board has determined that each of the members of the Audit Committee meets NASDAQ regulatory requirements for financial literacy and that John J. Conefry, Jr. is an “audit committee financial expert,” as defined by Commission rules, and is financially sophisticated under NASDAQ requirements, we would like to remind our stockholders that we are not professionally engaged in the practice of auditing or accounting and are not technical experts in auditing or accounting.

The Company’s management is responsible for the preparation, presentation and integrity of the Company’s consolidated financial statements, including setting the accounting and financial reporting principles and designing the Company’s system of internal control over financial reporting and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  The Company’s management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of the Company’s system of internal control.  The Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.  The independent registered public accounting firm is also responsible for expressing opinions on the effectiveness of the Company's internal control over financial reporting as well as management's assessment thereof.  Although the Board is the ultimate authority for effective corporate governance, including oversight of the management of the Company, the Audit committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing these processes, as well as overseeing the qualifications and performance of the Company’s independent registered public accounting firm.

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm.  At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year.  In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees approved by the Audit Committee.  For each category of proposed service, the independent accounting firm is required to confirm that the provision of such services does not impair their independence.  Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided [as noted in the table below] were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

We reviewed and discussed the audited consolidated financial statements and related footnotes for the fiscal year ended July 3, 2011 with management and the independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.  We also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended (communication with Audit Committees).  We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young their independence.  This review included a discussion with management and the independent registered public accounting firm of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s Financial Statements, including the disclosures relating to critical accounting policies.

Based on the reports, discussions and reviews described in this report, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2011, for filing with the Securities and Exchange Commission.  We also selected Ernst & Young as the independent registered public accounting firm for Fiscal 2012.  The Board is recommending that shareholders ratify that selection at the Annual Meeting.

Audit Committee

John J. Conefry, Jr. (Chairman)

Lawrence Calcano

Jeffrey C. Walker

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 1, 2012, and the Board is asking stockholders to ratify such selection at the Annual Meeting.  The stockholders’ ratification of the appointment of Ernst & Young LLP will not impact the Audit Committee’s responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors.  In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

Fees Paid to Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for audit and other services provided by Ernst & Young LLP for Fiscal 2011 and Fiscal 2010, all of which were approved by the Audit committee.

	2011	2010

Audit Fees	$582,000	$607,000
Audit-Related Fees	23,000	27,500
Tax Fees	52,790	50,000
All Other Fees	51, 200	-
Total	$708,990	$684,500

Audit Fees.  Fees for audit services include fees associated with the annual financial statement audits of 1-800-Flowers.Com, Inc., Conroy's, Inc., 1-800-Flowers.Com Franchise Co., Inc. and Fannie May Franchise, LLC, as well as 1-800-Flowers.com, Inc.'s audit of internal controls and quarterly SAS 100 reviews of 1-800 Flowers.Com, Inc's quarterly reports on Form 10-Q.

Audit-Related Fees.  Fees for audit-related services include audits and assurance services related to the Company’s benefit plans, as well as due diligence services in connection with acquisitions.

Tax Fees.  Fees for tax service include tax compliance, tax advice and tax planning.

All Other Fees.  Consists of other fees not reported in the above categories, including IT Risk services related to an attack and penetration study and assessment.

Audit Committee Pre-Approval Policies and Procedures.  The Audit Committee pre-approves all audit, audit-related and non-audit services (including tax services) provided by the independent registered public accounting firm. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service. The independent registered public accounting firm and the Company's management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

The affirmative vote of a majority of the Company’s outstanding Common Stock present in person or by proxy is required to ratify the appointment of the independent registered accounting firm.  Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for Fiscal 2012.  A representative of Ernst & Young LLP will attend the Annual Meeting with the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION
AND APPROVAL OF THE SELECTION OF ERNST & YOUNG LLP TO
SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR FISCAL 2012.

PROPOSAL 3

APPROVAL OF AMENDMENT TO THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, AS AMENDED AND RESTATED OCTOBER 22, 2009, TO INCREASE THE SHARE RESERVE

The 2003 Long Term Incentive and Share Award Plan, as amended and restated October 22, 2009 (the “Plan”), has previously been adopted by the Board of Directors and approved by the shareholders.  As of November 1, 2011, approximately 250,000 shares will be available for future grants.

Our Board of Directors has approved an amendment to the Plan, subject to approval by our shareholders, to increase the shares authorized for issuance by 3,250,000 shares.

Our Board of Directors believes that the approval of the amendment to the Plan is in the best interests of our Company and shareholders because the availability of an adequate number of shares reserved for issuance under the Plan is an important factor in attracting, retaining, and motivating employees, consultants and directors in order to achieve the Company’s long-term growth and profitability objectives.

The following summary of the Plan is qualified in its entirety by reference to the Plan, as proposed to be amended, which is attached as Annex “A” to this Proxy Statement.

General.  The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and directors in order to achieve the Company’s long-term growth and profitability objectives.  The Plan will provide for the grant to eligible employees, consultants and directors of stock options, share appreciation rights (“SARs”), restricted shares, restricted share units, performance shares, performance units, dividend equivalents, and other share-based awards (collectively the “Awards”).  The total number of shares of Common Stock reserved for issuance in connection with Awards under the Plan, as amended, will be 7,500,000, plus the proposed share reserve increase of 3,250,000, plus the number of shares subject to awards granted prior to the effective date of the Plan (December 3, 2003) under the Company’s 1999 Stock Incentive Plan and the Company’s 1997 Stock Option Plan, which number includes all Awards previously granted under the Plan which awards have been or are forfeited, canceled, terminated, or surrendered without a distribution of shares to the holder of the award.  However, no more than 7,500,000 shares of Common Stock may be issued under the Plan as incentive stock options intended to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).  In addition, during a calendar year (i) the maximum number of shares with respect to which options and SARs may be granted to an eligible participant under the Plan will be 1,000,000 shares, and (ii) the maximum number of shares with respect to which Awards intended to qualify as performance-based compensation other than options and SARs may be granted to an eligible participant under the Plan will be 500,000 shares.  These share amounts are subject to anti-dilution adjustments in the event of certain changes in the Company’s capital structure, as described below.  Shares issued pursuant to the Plan will be either authorized but unissued shares or treasury shares.

Eligibility and Administration.  Officers and other employees of, and consultants to, the Company and its Subsidiaries and affiliates and directors of the Company will be eligible to be granted Awards under the Plan.  The Plan will be administered by the Compensation Committee or such other Board committee (or the entire Board) as may be designated by the Board (the “Committee”).  Unless otherwise determined by the Board, the Committee will consist of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Code.  The Committee will determine which eligible employees, consultants and directors receive Awards, the types of Awards to be received and the terms and conditions thereof.  The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards.  All full time employees are currently eligible to participate in the Plan.

The Chief Executive Officer shall have the power and authority to make Awards under the Plan to employees and consultants not subject to Section 16 of the Exchange Act, subject to limitations imposed by the Committee.

Except for certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other options or SARs with lower exercise prices.

Awards.  Incentive stock options (“ISOs”) intended to qualify for special tax treatment in accordance with the Code and nonqualified stock options not intended to qualify for special tax treatment under the Code may be granted for such number of shares of Common Stock as the Committee determines.  The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise.  However, the exercise price of options will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the options.

A SAR will entitle the holder thereof to receive with respect to each share subject thereto, an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price of the SAR set by the Committee as of the date of grant.  However, the exercise price of the SARs will not be less than the fair market value of the shares on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs.  Payment with respect to SARs may be made in cash or shares of Common Stock as determined by the Committee.

Awards of restricted shares will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose.  Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below.  Except as otherwise determined by the Committee, eligible employees granted restricted shares will have all of the rights of a stockholder, including the right to vote restricted shares and receive dividends thereon, and unvested restricted shares will be forfeited upon termination of employment during the applicable restriction period.

A restricted share unit will entitle the holder thereof to receive shares of Common Stock or cash at the end of a specified deferral period.  Restricted share units will also be subject to such restrictions as the Committee may impose.  Such restrictions will lapse under circumstances as the Committee may determine, including based upon a specified period of continued employment or upon the achievement of performance criteria referred to below.  Except as otherwise determined by the Committee, restricted share units subject to restriction will be forfeited upon termination of employment during any applicable restriction period.

Performance shares and performance units will provide for future issuance of shares or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods.  Except as otherwise determined by the Committee, performance shares and performance units will be forfeited upon termination of employment during any applicable performance period.  Prior to payment of performance shares or performance units, the Committee will certify that the performance objectives were satisfied.  Performance objectives may vary from person to person and will be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis; EBITDA on a pre-bonus basis adjusted for the change in inventory for the plan year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index.  The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives, as set forth in the Plan.

The Committee may also grant dividend equivalent rights and it is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Nontransferability.  Unless otherwise set forth by the Committee in an Award agreement, Awards (except for vested shares) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

Change of Control.  In the event of a change of control (as defined in the Plan), all Awards granted under the Plan then outstanding but not then exercisable (or subject to restrictions) shall become immediately exercisable, all restrictions shall lapse, and any performance criteria shall be deemed satisfied, unless otherwise provided in the applicable Award agreement.

Capital Structure Changes.  If the Committee determines that any dividend in shares, recapitalization, share split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate, and shall make adjustments to (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price or purchase price relating to any Award, or provide for a distribution of cash or property with respect to an Award.

Amendment and Termination.  The Plan may be amended, suspended or terminated by the Board of Directors at any time, in whole or in part.  However, any amendment for which shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted will not be effective until such shareholder approval has been obtained.  In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant.  The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

Effective Date and Term.  The initial Plan was effective as of December 3, 2003, and was originally scheduled to terminate ten years thereafter.  The amended and restated Plan was effective as of October 22, 2009 and will terminate on October 22, 2019, and no further awards may be granted thereunder after such date.

Market Value.  The per share closing price of the Common Stock on October 28, 2011 was $2.83.

Federal Income Tax Consequences.  The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

Stock Options

In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to the Company.  The tax consequences associated with the exercise of an option and the subsequent disposition of shares of Common Stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of Common Stock received upon exercise over the exercise price.  The Company will generally be able to claim a deduction in an equivalent amount.  Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.

Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death).  If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option.  Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by the Company) first becomes exercisable in any calendar year for shares of Common Stock having a fair market value, determined as of the date of grant, in excess of $100,000.

If shares of Common Stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss.  If shares of Common Stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a “Disqualifying Disposition”), the participant will recognize ordinary income at the time of disposition, and the Company will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the exercise price.  Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of Common Stock have been held.  Where shares of Common Stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of Common Stock have been held.

If an option is exercised through the use of shares of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to such previously owned shares upon such exercise.  The amount of any built-in gain on the previously owned shares generally will not be recognized until the new shares acquired on the option exercise are disposed of in a sale or other taxable transaction.

Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant’s alternative minimum taxable income and may result in an alternative minimum tax liability.

Restricted Stock

A participant who receives shares of restricted stock will generally recognize ordinary income at the time that they “vest”, i.e., when they are not subject to a substantial risk of forfeiture.  The amount of ordinary income so recognized will generally be the fair market value of the Common Stock at the time the shares vest, less the amount, if any, paid for the stock.  This amount is generally deductible for federal income tax purposes by the Company.  Dividends paid with respect to Common Stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by the Company).  Any gain or loss upon a subsequent sale or exchange of the shares of Common Stock, measured by the difference between the sale price and the fair market value on the date the shares vest, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of Common Stock.  The holding period for this purpose will begin on the date following the date the shares vest.

In lieu of the treatment described above, a participant may elect immediate recognition of income under Section 83(b) of the Code.  In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and the Company will generally be entitled to a corresponding deduction.  Dividends paid with respect to shares as to which a proper Section 83(b) election has been made will not be deductible to the Company.  If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

SARs and Other Awards

With respect to SARs, restricted share units, performance shares, performance units, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to the Company.

Payment of Withholding Taxes

The Company may withhold, or require a participant to remit to it, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

Deductibility Limit on Compensation in Excess of $1 Million

Section 162(m) of the Code generally limits the deductible amount of annual compensation paid (including, unless an exception applies, compensation otherwise deductible in connection with Awards granted under the Plan) by a public company to each “covered employee” (i.e., the chief executive officer and three other most highly compensated executive officers of the Company other than the chief financial officer) to no more than $1 million.  The Company currently intends to structure stock options and other Awards granted under the Plan to certain of the covered employees to comply with an exception to nondeductibility under Section 162(m) of the Code.  See “Compensation Committee Report”

New Plan Benefits

    Benefits under the amendment to the Plan are not determinable at this time.  Please see the Summary Compensation Table for amounts granted during Fiscal 2011 to our NEOs.

    The affirmative vote of a majority of the Company’s outstanding Common Stock present in person or by proxy is required to approve the amendment to the 2003 Long Term Incentive and Share Award Plan as amended and restated on October 22, 2009 to increase the share reserve.  Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the approval of the amendment to the 2003 Long Term Incentive and Share Award Plan as amended and restated on October 22, 2009 to increase the share reserve.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN AS AMENDED AND
RESTATED ON OCTOBER 22, 2009 TO INCREASE THE SHARE RESERVE.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires us to enable our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in our  proxy statements in accordance with the rules of the Securities and Exchange Commission (commonly known as a “Say on Pay” proposal).

As described under the heading “Executive Compensation and Other Information – Compensation Discussion and Analysis,” our executive compensation program is a comprehensive package designed to motivate our executive officers to achieve our corporate objectives and is intended to be competitive and allow us to attract and retain highly qualified executives.  We believe that the various elements of our executive compensation program work together to promote our goal of ensuring that total compensation should be related both to our performance as well as the individual executive’s performance.

Shareholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement which discusses how our executive compensation policies implement our compensation philosophy, and the “Summary Compensation Table” of this Proxy Statement which provides detailed information on the compensation of our named executive officers.  The Compensation Committee and our Board of Directors believe that the policies and procedures set forth in the Compensation Discussion and Analysis section of this Proxy are effective in achieving our compensation objectives.

We are asking our shareholders to indicate their support for our executive compensation as described in this Proxy.  This Say-on-Pay proposal gives our shareholders the opportunity to express their views on our named executive officers’ compensation.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.  Accordingly, we are asking our shareholders to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation table and the other related tables and disclosure.

The Say-on-Pay vote is advisory, and therefore not binding on us, the Compensation Committee or our Board of Directors.  However, we value the opinion of our shareholders and to the extent that there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the approval of the compensation of the named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 5

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires public companies with a market cap above $75 million to enable their shareholders to vote, on an advisory, non-binding basis, on how frequently such companies should seek an advisory shareholder vote on the compensation on their named executive officers.  In accordance with the Dodd-Frank Act, and the rules thereunder, we are providing shareholders the option of selecting a frequency of one, two or three years, or abstaining.  For the reasons described below, we recommend that our shareholders select a frequency of three years, or a triennial vote.

The Company’s executive compensation practices are well-established as they have been in place for several years.  The elements of our executive compensation do not typically change in a significant manner from year to year and we do not anticipate significant changes from year to year in the future.  The Board believes that providing the shareholders with an advisory vote on executive compensation every three years is consistent with the Compensation Committee’s long-term approach to evaluating executive compensation policies and procedures.  Focusing on executive compensation each year or every two years would emphasize short-term results rather than the long-term growth objectives of the Company.

Further, a triennial advisory vote allows the Board and the Company sufficient time to evaluate the results of the Say-on-Pay vote results and to implement any changes the shareholders desire in our compensation policies and procedures.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for  three years with respect to the frequency of future non-binding Say-on-Pay voting.

THE BOARD RECOMMENDS A VOTE FOR THREE
 YEARS AS THE FREQUENCY FOR FUTURE NON-BINDING
ADVISORY VOTES ON EXECUTIVE COMPENSATION

OTHER MATTERS

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to the Board, no matters are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in their discretion on such matters.

STOCKHOLDER PROPOSALS FOR THE 2012 ANNUAL MEETING

Shareholders who, in accordance with Commission Rule 14a-8 wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at the Company’s principal executive offices no later than the close of business on July 3, 2012.  As the rules of the Commission make clear, simply submitting a proposal does not guarantee that it will be included.

In accordance with our Bylaws, in order to be properly brought before the 2012 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the secretary of the Company at its principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary date of the 2011 Annual Meeting date.  As a result, any notice given by a shareholder pursuant to these provisions of our Bylaws (and not pursuant to the Commission’s Rule 14a-8) must be received no earlier than August 14, 2012 and no later than September 13, 2012.  If, however, our 2012 Annual Meeting date is advanced by more than 30 days before, or delayed more than 70 days after, the one year anniversary of the 2011 Annual Meeting date, then proposals must be received no earlier than the close of business on the 120th day prior to the 2012 Annual Meeting and not later than the close of business on the later of the 90th day before the 2012 Annual Meeting or the 10th day following the date on which the 2012 Annual Meeting date is publicly announced.

To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws.  A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws and Commission requirements.  The Company will not consider any proposal or nomination that does not meet the Bylaws requirements and the Commission’s requirements for submitting a proposal or nomination.  Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to Corporate Secretary, 1-800-FLOWERS.COM, Inc., One Old Country Road, Suite 500, Carle Place, New York 11514.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

SOLICITATION OF PROXIES

Proxies are being solicited by the Board of Directors of the Company.  Proxies may be solicited by officers, Directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services.  Such solicitations may be made personally or by mail, facsimile, telephone, telegraph, messenger, or via the Internet.  The Company may pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for expenses of forwarding solicitation materials to their principals.  All of the costs of solicitation will be paid by the Company.

ANNUAL REPORT ON FORM 10-K

The Company will provide without charge to each beneficial holder of its Common Stock on the Record Date who did not receive a copy of the Company’s Annual Report for the fiscal year ended July 3, 2011, on the written request of such person, a copy of the Company’s Annual Report on Form 10-K as filed with the Commission.  Any such request should be made in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement.

By order of the Board of Directors

/s/ James F. McCann
_______________________________________
                       James F. McCann
                       Chairman of the Board and Chief Executive Officer

Carle Place, New York
October 31, 2011

1-800-FLOWERS.COM, INC.
ONE OLD COUNTRY ROAD
CARLE PLACE, NY 11514
                                                VOTE BY INTERNET - www.proxyvote.com
                                        Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                        Electronic Delivery of Future PROXY MATERIALS
                                        If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to recieve or access proxy materials electronically in future years.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.
                                        Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

                                        VOTE BY MAIL
                                        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,
                                        NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                         KEEP THIS PORTION FOR YOUR RECORDS
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED                             DETACH AND RETURN THIS PORTION ONLY

       For            Withhold         For All    To withold authority to vote for any Individual nominee(s), mark "For All Except" and write the number(s) of
       All            All            Except     the nominees on the line below.

      0             0          0     ____________________________________________

The Board of Directors recommends that you vote FOR the following:

1.  Election of Directors
Nominees

01  James F. McCann                                                           02  Christopher G. McCann             03 Larry Zarin

The Board of Directors recommends you vote FOR proposal 2.,  3. and 4
                                                    For     Against      Abstain
                                                      0   0     0
                                                                                                                                                                                                                                                                              0                   0                             0
                                                                                                          0                   0                             0
2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM. Proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered accounting firm for the fiscal year ending
    July 1, 2012 as described in the Proxy Statement.

    3. To approve an amendment to the 2003 Long Term Incentive and Share Award Plan, as Amended and
    Restated October 22, 2009, to increase the share reserve by 3,250,000 shares.

    4. Advisory vote on executive compensation.

   The Board of Directors recommends you vote 3 YEARS on the following proposal:                            1 year    2 year    3 year    Abstain

    5. Advisory vote on the frequency of executive compensation votes.                                   0      0     0       0

    NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE  SIGN WITHIN BOX]   Date                     Signature  (Joint  Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at  www.proxyvote.com .

1-800-FLOWERS.COM, INC.
Annual Meeting of Stockholders
December 12, 2011 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of 1-800-FLOWERS.COM, INC. hereby appoints Gerard M. Gallagher, Corporate Secretary, with full power of substitution, as proxy to vote the shares of stock, in accordance with the undersigned's specifications, which the undersigned could vote if personally present at the Annual Meeting of Stockholders of 1-800-FLOWERS.COM, INC. to be held at One Old Country Road, Carle Place, New York 11514, Fourth Floor Conference Room (the "Meeting Place"), on Monday, December 12, 2011 at 9:00 a.m. eastern standard time or any adjournment thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE PERSONS NOMINATED BY THE BOARD OF DIRECTORS AS DIRECTORS, "FOR" RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 1, 2012, "FOR" THE AMENDMENT TO THE 2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN, "FOR" THE APPROVAL OF EXECUTIVE COMPENSATION, FOR 3 YEARS FOR FREQUENCY OF EXECUTIVE COMPENSATION VOTES, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY AS TO OTHER MATTERS WHICH PROPERLY COME BEFORE THE ANNUAL MEETING.

All of the proposals set forth are proposals of the Company. None of the proposals is related to or conditioned upon approval of any other proposal.

Continued and to be signed on reverse side

ANNEX A

1-800-FLOWERS.COM, INC.

2003 LONG TERM INCENTIVE AND SHARE AWARD PLAN

(as amended and restated as of October 22, 2009, and amended as of October 28, 2011)

I. Purposes.

The purposes of the 2003 Long Term Incentive and Share Award Plan are to advance the interests of 1-800-Flowers.com, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

II. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

A. “Affiliate” means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

B. “Award” means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

C. “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

D. “Beneficiary” means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

E. “Board” means the Board of Directors of the Company.

F. “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

G. “Committee” means the Compensation Committee of the Board, or such other Board committee (which may include the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an “outside director” within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

H. “Company” means 1-800-Flowers.com, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

I. “Director” means a member of the Board who is not an employee of the Company, a subsidiary or an Affiliate.

J. “Dividend Equivalent” means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

K. “Eligible Person” means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director.  Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

L. “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

M. “Fair Market Value” means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.  If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date in question (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded, as such prices are officially quoted on such exchange.

N. “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

O. “NQSO” means any Option that is not an ISO.

P. “Option” means a right, granted under Section 5(b), to purchase Shares.

Q. “Other Share-Based Award” means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

R. “Participant” means an Eligible Person who has been granted an Award under the Plan.

S. “Performance Share” means a performance share granted under Section 5(f).

T. “Performance Unit” means a performance unit granted under Section 5(f).

U. “Plan” means this 2003 Long Term Incentive and Share Award Plan.

V. “Restricted Shares” means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

W. “Restricted Share Unit” means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

X. “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

Y. “SAR” or “Share Appreciation Right” means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

Z. “Shares” means common stock, $.01 par value per share, of the Company.

AA. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

III. Administration.

A. Authority of the Committee.  The Plan shall be administered by the committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

1. to select Eligible Persons to whom Awards may be granted;

2. to designate Affiliates;

3. to determine the type or types of Awards to be granted to each Eligible Person;

4. to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

5. to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

6. to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person, provided that such deferral shall be intended to be in compliance with

Section 409A of the Code;

7. to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

8. to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

9. to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

10. to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

11. to determine whether uncertificated Shares may be used in satisfying Awards and otherwise in connection with the Plan; and

12. to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

B. Manner of Exercise of Committee Authority.  The Committee shall have sole discretion in exercising its authority under the Plan.  Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions.  Notwithstanding any provision of the Plan to the contrary, the Chief Executive Officer of the Company (“CEO”) shall have the power and authority, subject to the terms and conditions of the Plan, to make awards under the Plan to employees or consultants who are not officers or directors of the Company for purposes of Section 16(b) of the Exchange Act; provided, however, that the authority of the CEO to make such awards shall be subject to limitations as may be imposed from time to time by the Committee; provided further, however, that the resolution so authorizing the CEO to make the awards shall specify the total number of rights or options that the CEO may so award.

C. Limitation of Liability.  Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

D. Limitation on Committee’s Discretion.  Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

E. No Option or SAR Repricing Without Shareholder Approval.  Except as provided in the first sentence of Section 4(c) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price and Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

IV. Shares Subject to the Plan.

A. Subject to adjustment as provided in Section 4(c) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be (i) 10,750,000 plus (ii) the number of Shares subject to awards granted prior to the Effective Date of this Plan under the Company’s 1999 Stock Incentive Plan or the Company’s 1997 Stock Option Plan which awards have been or are forfeited, canceled, terminated, surrendered, settled in cash or otherwise terminated without a distribution of Shares to the holder of the award; provided, however, that, subject to adjustment as provided in Section 4(c) hereof, no more than 7,500,000 Shares may be issued as ISOs under this Plan.  No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan and the number of Shares subject to Awards outstanding under the Plan, exceeds the number of Shares reserved under the applicable provisions of the preceding sentence.  If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan.  If the Share reserve under the Plan has been fully utilized, Options may be granted under the Plan subject to shareholder approval of a sufficient increase in the reserve at the next meeting of shareholders of the Company, provided the Options may not be exercisable prior to such shareholder approval and they shall terminate if such shareholder approval is not obtained.  Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

B. Subject to adjustment as provided in Section 4(c) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 1,000,000 Shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be the equivalent of 500,000 Shares during a calendar year to any Eligible Person under this Plan.

C. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, extraordinary distribution or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, (i) adjust any or all of (x) the number and kind of shares which may thereafter be issued under the Plan, (y) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (z) the exercise price, grant price, or purchase price relating to any Award, or (ii) provide for a distribution of cash or property in respect of any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise; provided further, however, that no adjustment shall be made pursuant to this Section 4(c) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to be treated as deferred compensation pursuant to Section 409A of the Code.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives, if any, included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that the Committee shall not have discretion to increase the amount of compensation payable under any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

D. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

V. Specific Terms of Awards.

A. General.  Awards may be granted on the terms and conditions set forth in this Section 5.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

B. Options.  The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

1. Exercise Price.  The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option.  The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

2.  Option Term.  The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

3. Time and Method of Exercise.  The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

4. ISOs.  The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not, limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan.  ISOs may only be granted to employees of the Company or a Subsidiary or to employees of an entity that is treated as the Company or a Subsidiary under the Code.

C. SARs.  The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

1. Right to Payment.  A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise, over (2) the exercise price per Share of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying option).

2.  Other Terms.  The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.  Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

D. Restricted Shares.  The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

1. Issuance and Restrictions.  Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine.  Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon.  If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i).  The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

2. Forfeiture.  Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

3. Certificates for Shares.  Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

4. Dividends.  Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in restricted or unrestricted Shares having a Fair Market Value equal to the amount of such dividends.  Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

E. Restricted Share Units.  The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

1. Award and Restrictions.  Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person).  In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine.  If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i).  The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

2. Forfeiture.  Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

F. Performance Shares and Performance Units.  The Committee is authorized to grant Performance Shares or Performance Units or both to Eligible Persons on the following terms and conditions:

1. Performance Period.  The Committee shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Shares and Performance Units.  Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the Shares; total shareholder return; earnings per share; earnings per share growth; operating income; net income; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA on a pre-bonus basis; EBITDA on a pre-bonus basis adjusted for the change in inventory for the Plan Year (“modified free cash flow”); free cash flow; revenues; revenue growth; expenses; operating profit margin; operating cash flow; gross profit margin; net profit margin; or any of the above criteria as compared to the performance of a published or special index deemed applicable by the Committee, including, but not limited to, the Standard & Poor’s 500 Stock Index.  The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing.  Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares and Performance Units for which different Performance Periods are prescribed.

2. Award Value.  At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Shares, if any, in the case of Performance Shares, and the range of dollar values, if any, in the case of Performance Units, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.  The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares or Performance Units.

3. Significant Events.  If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

4. Forfeiture.  Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares and Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares and Performance Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares and Performance Units; provided further, however, that, in the case of any Award intended to qualify as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code, any such waiver of restrictions or forfeiture conditions shall only be made under circumstances that do not cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

5. Payment.  Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period.  The Committee must certify in writing prior to the payment of any Performance Share or Performance Unit that the performance objectives and any other material terms were in fact satisfied.

G. Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to Eligible Persons.  The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

H. Other Share-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates.  The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares or other property, as the Committee shall determine.  Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

VI. Certain Provisions Applicable to Awards.

A. Stand-Alone, Additional, Tandem and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate.  Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards.  Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

B. Term of Awards.  The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or SAR exceed a period of ten years from the date of its grant.

C. Form of Payment Under Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any such deferral shall be intended to be in compliance with Section 409A of the Code.  The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

D. Nontransferability.  Unless otherwise set forth by the Committee in an Award Agreement, Awards shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative.  An Eligible Person’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

E. Noncompetition.  The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

VII. Change of Control Provisions.

A. Acceleration of Exercisability and Lapse of Restrictions.  Unless otherwise provided by the Committee at the time of the Award grant, in the event of a Change of Control, (i) all outstanding Awards pursuant to which the Participant may have rights the exercise of which is restricted or limited, shall become fully exercisable immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction, and (ii) unless the right to lapse of restrictions or limitations is waived or deferred by a Participant prior to such lapse, all restrictions or limitations (including risks of forfeiture and deferrals) on outstanding Awards subject to restrictions or limitations under the Plan shall lapse, and all performance criteria and other conditions to payment of Awards under which payments of cash, Shares or other property are subject to conditions shall be deemed to be achieved or fulfilled and shall be waived by the Company immediately prior to the time of the Change of Control so that the Shares subject to the Award will be entitled to participate in the Change of Control transaction.

B. Definition of Change of Control.  For purposes of this Section 7, “Change of Control” shall mean:

1. a merger, consolidation or reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

2. any stockholder-approved transfer or other disposition of all of substantially all of the Company’s assets; or

3. the acquisition after the Effective Date, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

VIII. General Provisions.

A. Compliance with Legal and Trading Requirements.  The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations.  No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal, state or foreign law.  The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

B. No Right to Continued Employment or Service.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee’s, consultant’s or director’s employment or service at any time.

C. Taxes.  The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Shares shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state and local law.

D. Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that (i) any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under Section 422 of the Code, and (ii) any such amendment or alternation shall be subject to the approval of the Company’s shareholders to the extent such shareholder approval is required under the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.  The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

E. No Rights to Awards; No Shareholder Rights.  No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees.  No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

F. Unfunded Status of Awards.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

G. Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

H. Not Compensation for Benefit Plans.  No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

I. No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

J. Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of New York without giving effect to principles of conflict of laws thereof.

K. Effective Date; Plan Termination.  The Plan became effective as of December 3, 2003 (the “Effective Date”).  As originally adopted, the Plan was scheduled to terminate on December 3, 2013.  However, so long as the Plan is approved by shareholders, the Plan shall terminate as to future awards on October 22, 2019.

L. Section 409A.  Awards under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

M. Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only.  In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.